UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

_______________

Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TAKUNG ART CO., LTD
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☐	Fee paid previously with preliminary materials.
☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

TAKUNG ART CO., LTD
OFFICE Q 11TH FLOOR, KINGS WING PLAZA 2
NO. 1 KWAN STREET, SHA TIN, NEW TERRITORIES, HONG KONG
NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

To be Held on [            ], 2022, at 9:30 a.m. EST

To the Shareholders of Takung Art Co., Ltd.:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Takung Art Co., Ltd., a Delaware company (the “Company”) for use at the 2022 annual meeting of shareholders of the Company (the “Meeting”) and at all adjournments and postponements thereof. The Meeting will be held on [            ], 2022, beginning at 9:30 a.m. Eastern Standard Time, at our executive office, located at Office Q 11th Floor, Kings Wing Plaza 2, No. 1 Kwan Street, Sha Tin, New Territories, Hong Kong. Inside this document, you can find important information and detailed instructions about how to participate in the Meeting.

Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting. Beneficial shareholders who hold their shares of common stock of the Company through a broker, investment dealer, bank, trust corporation, custodian, nominee or other intermediary who have not duly appointed themselves as proxyholder will be able to attend as guest and view the webcast, but will not be able to participate in or vote at the Meeting.

The Meeting and any or all adjournments thereof will be held to consider and vote upon the following purposes:

1.      To elect Kuangtao Wang, Ronggang (Jonathan) Zhang, Doug Buerger, and Guisuo Lu (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of shareholders and until his/her respective successor is elected and duly qualified.

2.      To ratify the appointment of Assentsure PAC (“Assentsure”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.      To approve the proposed sale of our subsidiaries, Hong Kong MQ Group Limited (“Hong Kong MQ”), Hong Kong Takung Art Company Limited (“Hong Kong Takung”) to Fecundity Capital Investment Co., Ltd for a purchase price of US$1,500,000 (the “Consideration”) (the “Disposition”);

4.      To adopt the Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company and NFT Limited (“NFT Limited”), an exempted company incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of the Company (the “Redomicile”) pursuant to which NFT Limited will be the surviving company;

5.      To adopt the Memorandum and Articles of Association of NFT Limited (the “M&A”) pursuant to which NFT Limited will be authorized to issue 450,000,000 Class A ordinary shares, par value US$0.0001 each (the “Class A Ordinary Shares”), 50,000,000 Class B ordinary shares, par value US$0.0001 each (the “Class B Ordinary Shares”);

6.      To approve an alteration to the share capital of the Company by the conversion of each of the Company’s issued and paid up share of Common Stock with a par value of $0.001 (the “Common Stock”) into one Class A Ordinary Share to be issued as fully paid in the name of each shareholder, for each share of Common Stock which was registered in the name of each shareholder prior to the application of this resolution (collectively, the “Reclassification”); and

7.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Holders of record of the Company’s shares of common stock at the close of business on [            ], 2022 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares of common stock you own. Shareholders who are unable to attend the Meeting or any adjournment thereof and who wish to ensure that their shares of common stock will be voted are requested to complete, date and sign the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the proxy statement accompanying this Notice and (i) vote it online at www.proxyvote.com, (ii) vote it by phone at 1-800-690-6903, or (iii) mail it or deposit it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

A complete list of shareholders of record entitled to vote at the Meeting will be available for ten days before the Meeting at the principal executive office of the Company for inspection by shareholders during ordinary business hours for any purpose germane to the Meeting.

This notice and the enclosed proxy statement are first being mailed to shareholders on or about [            ], 2022.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By order of the Board,
/s/
Kuangtao Wang
Co-Chief Executive Officer
[ ], 2022

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Shareholder Meeting to be Held on [ ], 2022 9:30 a.m. EST

The Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K for the year ended December 31, 2021 are available at www.proxyvote.com.

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TAKUNG ART CO., LTD.
PROXY STATEMENT

2022 ANNUAL MEETING OF SHAREHOLDERS
to be held on [            ], 2022, at 9:30 a.m. EST

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which the board of directors (the “Board”) of Takung Art Co., Ltd. (the “Company”, “us”, “we” or “our”) would like you, as a shareholder, to vote at the annual meeting of shareholders (the “Meeting”), which will take place on [            ], 2022, at 9:30 a.m. EST.

The Meeting and any adjournment thereof for the purposes set forth in the notice of meeting enclosed in this proxy statement will be held on [            ], 2022 at 9:30 a.m. EST at Office Q 11th Floor, Kings Wing Plaza 2, No. 1 Kwan Street, Sha Tin, New Territories, Hong Kong.

Shareholders are being asked to consider and vote upon proposals to (i) elect Kuangtao Wang, Ronggang (Jonathan) Zhang, Doug Buerger, and Guisuo Lu (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of shareholders and until his/her respective successor is elected and duly qualified., (ii) ratify the appointment of Assentsure PAC (“Assentsure”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) approve the proposed sale (the “Disposition”) of our subsidiaries, Hong Kong MQ Group Limited (“Hong Kong MQ”) and Hong Kong Takung Art Company Limited (“Hong Kong Takung”) to Fecundity Capital Investment Co., Ltd for a purchase price of US$1,500,000 (the “Consideration”), (iv) adopt the Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company and NFT Limited, an exempted company incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of the Company (the “Redomicile”) pursuant to which NFT Limited will be the surviving company, (v) adopt the Memorandum and Articles of Association of NFT Limited (the “M&A”) pursuant to which NFT Limited will be authorized to issue 450,000,000 Class A ordinary shares, par value US$0.0001 each (the “Class A Ordinary Shares”), 50,000,000 Class B ordinary shares, par value US$0.0001 each (the “Class B Ordinary Shares”); (vi) issuance of Class A Ordinary Shares to all the holders of the Company’s common stock on a one-on-one ratio (“Reclassification”), and (vii) transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

Who can vote at this Meeting?

Shareholders who owned shares of common stock of the Company on [            ], 2022 (the “Record Date”) may attend and vote at the Meeting. There were [            ] shares of common stock outstanding on the Record Date. All shares of common stock shall have one vote per share. Information about the ownership of our directors, executive officers and significant shareholders is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 32 of this proxy statement.

What is the proxy card?

The card enables you to appoint Kuangtao Wang, the Company’s chief executive officer and Jianguang Qian, the Company’s chief financial officer as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that shareholders vote “FOR” each of the Director Nominees listed in proposal No. 1 and “FOR” each of proposals No. 2, No. 3, No. 4, No. 5, and No. 6.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Certain of our shareholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record/Registered Shareholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer LLC, you are a “shareholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote at the Meeting.

How do I vote?

If you were a shareholder of record of the Company’s shares of common stock on the Record Date, you may vote electronically at the Meeting or by submitting a proxy. Each ordinary share that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1) You may submit your proxy by mail. You may submit your proxy by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•        as you instruct, and

•        according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•        FOR each nominee for director;

•        FOR the appointment of Assentsure as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

•        FOR the approval of the Disposition;

•        FOR the approval of the adoption of the Merger Agreement and the Redomicile; and

•        FOR the approval of the Reclassification; and

•        According to the best judgment of the Company’s Chief Executive Officer and Chairman if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2) You may vote online at proxyvote.com.

(3) You may vote by telephone at 1-800-690-6903.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

•        sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting; or

•        attending the Meeting and voting electronically.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the shareholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the shareholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote at the Meeting.

What vote is required to elect the Director Nominees as directors of the Company?

The election of each nominee for director requires the affirmative vote of a majority of the shares of common stock voted at the Meeting or represented by proxy and entitled to vote in the election of directors at the Meeting.

How many votes are required to ratify the appointment of Assentsure as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022?

The proposal to ratify the appointment of Assentsure as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote.

How many votes are required to approve the Disposition?

The proposal to approve the Disposition, requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote.

How many votes are required to approve the Merger Agreement?

The proposal to approve the Merger Agreement, requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote.

How many votes are required to approve the Reclassification?

The proposal to approve the Reclassification, requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at the Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact us by sending a letter to the offices of the Company at Office Q 11th Floor, Kings Wing Plaza 2, No. 1 Kwan Street, Sha Tin, New Territories, Hong Kong with any questions about proposals described in this proxy statement or how to execute your vote.

QUESTIONS AND ANSWERS RELATING TO THE MERGER

What is the merger?

Under the Merger Agreement, NFT Limited will merge with and into the Company, with the NFT Limited surviving the merger. Upon consummation of the merger, each issued and outstanding share of the Company’s common stock will be converted into the right to receive one Class A ordinary share in the capital of NFT Limited, which shares will be issued by NFT Limited in connection with the merger. Following the merger, NFT Limited will own and continue to conduct our business in substantially the same manner as it is currently being conducted by the Company and its subsidiaries. NFT Limited will also be managed by the same Board and executive officers that manage the Company today.

Why does the Company want to engage in the merger?

The merger is part of a reorganization of the Company’s corporate structure approved by our Board that we expect will, among other things, result in a reduction in legal and accounting costs over the long term and provide us with flexibility to take certain corporate actions in a more efficient manner. Please see the section entitled “The Merger Agreement — Background and Reasons for the Merger.” However, there can be no assurance that following the merger we will be able to realize these expected benefits for the reasons discussed in the section entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Merger and Reorganization — The expected benefits of the merger may not be realized.” We also have incurred and will continue to incur transaction costs (the significant majority of which will have been incurred and expensed prior to your vote on the proposal). Please see the section entitled “Summary Pro Forma Financial Information” for a description of these transaction costs.

Will the merger affect current or future operations?

The merger is not expected to have a material impact on how we conduct day-to-day operations. While the new corporate structure would not change our future operational plans to grow our business, including our focus on our U.S. business, it may improve our ability to expand internationally. The location of future operations will depend on the needs of the business, which will be determined without regard to NFT Limited’s jurisdiction of incorporation. Please see the section entitled “The Merger Agreement — Background and Reasons for the Merger.”

Is the merger taxable to me?

U.S. holders will not recognize gain or loss for U.S. federal income tax purposes upon receipt of NFT Limited ordinary shares in exchange for the Company common stock. The aggregate tax basis in the ordinary shares of NFT Limited received in the merger will equal each such U.S. holder’s aggregate tax basis in the Company common stock surrendered. A U.S. holder’s holding period for the ordinary shares of NFT Limited that are received in the merger generally should include such U.S. holder’s holding period for the common stock of the Company surrendered. Please see the section entitled “Taxation — Material United States Federal Income Tax Consequences Relating to the Merger and the Ownership and Disposition of NFT Limited Ordinary Shares.”

THE TAX TREATMENT OF THE MERGER UNDER STATE LAW WILL DEPEND ON THE STATE. IT IS POSSIBLE THAT THE MERGER MAY BE TAXABLE UNDER THE TAX LAW OF SOME STATES, INCLUDING, FOR EXAMPLE, CALIFORNIA. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR PRIOR TO THE ANNUAL MEETING REGARDING THE PARTICULAR TAX CONSEQUENCES OF THE MERGER TO YOU.

Has the U.S. Internal Revenue Service rendered a ruling on any aspects of the merger?

No ruling has been requested from the U.S. Internal Revenue Service, or the IRS, in connection with the merger.

When do you expect to complete the merger?

If the adoption of the Merger Agreement is approved by our stockholders at the Annual Meeting, we anticipate that the merger will become effective at 4:30 pm EST on [            ], 2022 or such other time that the parties to the Merger Agreement shall have agreed upon and designated in a certificate of ownership and merger (the “Certificate of Merger”) to be filed with the Secretary of State of the State of Delaware and the filing of articles of merger with the

Secretary of State of the State of Delaware, although the merger may be abandoned by our Board prior to its completion. Please see the section entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Merger and Reorganization — Our Board of Directors may choose to defer or abandon the merger.”

What types of information and reports will NFT Limited make available to shareholders following the merger?

Following completion of the merger, NFT Limited is expected to qualify as a “foreign private issuer” under the rules and regulations of the SEC. NFT Limited will remain subject to the mandates of the Sarbanes-Oxley Act of 2002, or the Sarbanes- Oxley Act, and, as long as the NFT Limited’s Class A ordinary shares are listed on the NYSE American, the governance and disclosure rules of that stock exchange. However, as a foreign private issuer, NFT Limited will be exempt from certain rules under the Exchange Act that would otherwise apply if NFT Limited were a company incorporated in the United States or did not meet the other conditions to qualify as a foreign private issuer. For example:

•        NFT Limited may include in its SEC filings financial statements prepared in accordance with generally accepted accounting principles in the United States, or U.S. GAAP, or with the International Financial Reporting Standards, or IFRS, as issued by the International Accounting Standards Board, or IASB, without reconciliation to U.S. GAAP;

•        NFT Limited will not be required to provide as many Exchange Act reports, or as frequently or as promptly, as U.S. companies with securities registered under the Exchange Act. For example, NFT Limited will not be required to file current reports on Form 8-K within four business days from the occurrence of specific material events. Instead, NFT Limited will need to promptly furnish reports on Form 6-K any information that NFT Limited (a) makes or is required to make public under the laws of the Cayman Islands, (b) files or is required to file under the rules of any stock exchange or (iii) otherwise distributes or is required to distribute to its shareholders. Unlike Form 8-K, there is no precise deadline by which Form 6-K must be furnished. In addition, NFT Limited will not be required to file its annual report on Form 10-K, which may be due as soon as 60 days after its fiscal year end. As a foreign private issuer, NFT Limited will be required to file an annual report on Form 20-F within four months after its fiscal year end;

•        NFT Limited will not be required to provide the same level of disclosure on certain issues, such as executive compensation;

•        NFT Limited will not be required to conduct advisory votes on executive compensation;

•        NFT Limited will be exempt from filing quarterly reports under the Exchange Act with the SEC;

•        NFT Limited will not be subject to the requirement to comply with Regulation Fair Disclosure, or Regulation FD, which imposes certain restrictions on the selected disclosure of material information;

•        NFT Limited will not be required to comply with the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act; and

•        NFT Limited will not be required to comply with Section 16 of the Exchange Act requiring insiders to file public reports of their stock ownership and trading activities and establishing insider liability for profits realized from any “short-swing” trading transaction.

NFT Limited expects to take advantage of these exemptions if the merger is effected. Accordingly, after the completion of the merger, if you hold NFT Limited securities, you may receive less information about NFT Limited and its business than you currently receive with respect to the Company and be afforded less protection under the U.S. federal securities laws than you are entitled to currently. However, consistent with our policy of seeking input from, and engaging in discussions with, our stockholders, on executive compensation matters, NFT Limited intends to provide disclosure relating to its executive compensation philosophy, policies and practices and conduct an advisory vote on executive compensation once every three (3) years after the merger is effected. However, NFT Limited expects to review this practice after the next such advisory vote and may at that time or in the future determine to conduct such advisory votes more frequently or to not conduct them at all.

If NFT Limited loses its status as a foreign private issuer at some future time, then it will no longer be exempt from such rules and, among other things, will be required to file periodic reports and financial statements as if it were a company incorporated in the United States. The costs incurred in fulfilling these additional regulatory requirements could be substantial. Please see the sections entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Merger and Reorganization — The expected benefits of the merger and reorganization may not be realized” and “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Merger and Reorganization — If NFT Limited fails to qualify as a foreign private issuer upon completion of the merger, or loses its status as a foreign private issuer at some future time, NFT Limited would be required to comply fully with the reporting requirements of the Exchange Act applicable to U.S. domestic issuers and would incur significant operational, administrative, legal and accounting costs that it would not incur as a foreign private issuer.”

Do I have to take any action to exchange my common stock and receive NFT Limited Class A ordinary shares?

The Company common stock registered in your name or which you beneficially own through your broker will be converted into the right to receive an equal number of NFT Limited ordinary shares and such shares will be registered in your name (or your broker’s name, as applicable) in NFT Limited’s register of members upon completion of the merger, without any further action on your part. Upon completion of the merger, only registered shareholders reflected in NFT Limited’s register of members will have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon NFT Limited ordinary shares registered in their respective names. Any attempted transfer of the Company stock prior to the merger that is not properly documented and reflected in the stock records maintained by the Company’s transfer agent as of immediately prior to the Effective Time will not be reflected in NFT Limited’s register of members upon completion of the merger. Registered holders of NFT Limited’s ordinary shares seeking to transfer NFT Limited ordinary shares following the merger will be required to provide customary transfer documents required by NFT Limited’s transfer agent to complete the transfer.

If you hold the Company’s common stock in uncertificated book-entry form (for example, if you hold your shares through a broker), at the time the merger becomes effective in the State of Nevada, or the Effective Time, the Company common stock registered in your name or which you beneficially own through your broker will be converted into the right to receive an equal number of NFT Limited Class A ordinary shares and such shares will be registered in your name (or your broker’s name, as applicable) in book-entry form without any action on your part.

If you hold the Company’s common stock in certificated form, you may exchange your stock certificates for new NFT Limited share certificates promptly following the merger. We will request that all the Company stock certificates be returned to NFT Limited’s transfer agent following the merger. Soon after the closing of the merger, you will be sent a letter of transmittal from our exchange agent. It is expected that, prior to the Effective Time, VStock Transfer, LLC will be appointed as our exchange agent for the merger. The letter of transmittal will contain instructions explaining the procedure for surrendering your stock certificates for new NFT Limited share certificates. YOU SHOULD NOT RETURN STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD.

The Company’s current transfer agent is VStock Transfer, LLC, which will continue to serve as the transfer agent for NFT Limited ordinary shares after the Effective Time.

What happens to the Company stock options at the Effective Time of the merger?

At the Effective Time, all outstanding and unexercised portions of each option, warrant and security exercisable or convertible by its terms into the common stock of the Company (including convertible promissory notes), whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Company Stock Option”) shall be assumed by NFT Limited and shall be deemed to constitute an option, warrant or convertible security, as the case may be, to acquire the same number of ordinary shares of NFT Limited as the holder of such Company Stock Option would have been entitled to receive had such holder exercised or converted such Company Stock Option in full immediately prior to the Effective Time (not taking into account whether such Company Stock Option was in fact exercisable or convertible at such time), at the same exercise price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other material terms and conditions; and NFT Limited shall take all steps to ensure that a sufficient number of ordinary shares is reserved for the exercise of such Company Stock Options. Please see the section entitled “The Merger Agreement — Stock Compensation and Benefit Plans and Programs” for more information.

Can I trade my Company common stock before the merger is completed?

Yes. the Company common stock will continue trading on NYSE American through the last trading day prior to the date of completion of the merger, which date of completion is expected to be [            ], 2022.

After the merger, where can I trade my NFT Limited ordinary shares?

We expect that as of the Effective Time, the NFT Limited Class A ordinary shares will be authorized for listing on NYSE American, and we expect such shares will be traded on the exchange under the symbol “[            ]”

How will my rights as a shareholder of NFT Limited change after the merger relative to my rights as a stockholder of the Company prior to the merger?

Because of differences between Delaware law and Cayman Islands law and differences between the governing documents of the Company and NFT Limited, we are unable to adopt governing documents for NFT Limited that are identical to the governing documents for the Company, but we have attempted to preserve in the memorandum and articles of association of NFT Limited the same allocation of material rights and powers between the shareholders and our Board that exists under the Company’s bylaws and certificate of incorporation. For example, under the Company’s bylaws, a director must be elected by a plurality of the votes cast, meaning that the nominee who polls more votes than any other candidate is elected. This provision is preserved in the articles of association of NFT Limited.

Nevertheless, NFT Limited’s proposed memorandum and articles of association differ from the Company’s bylaws and certificate of incorporation, both in form and substance, and your rights as a shareholder of NFT Limited will change relative to your rights as a stockholder of the Company as a result of the merger and you may not be afforded as many rights as a shareholder of NFT Limited under applicable laws and the NFT Limited memorandum and articles of association as you were as a stockholder of the Company under applicable laws and the Company certificate of incorporation and bylaws. Please see the sections entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Merger and Reorganization — Your rights as a stockholder of the Company will change as a result of the merger and you may not be afforded as many rights as a shareholder of NFT Limited under applicable laws and the NFT Limited memorandum and articles of association as you were as a stockholder of the Company under applicable laws and the Company certificate of incorporation and bylaws.”

Notwithstanding the foregoing, the changes above may not change your rights as a shareholder significantly in practice because the Company has a concentrated ownership structure with a few stockholders each holding more than five percent (5%) of the Company’s common stock. For further details on the security ownership of certain beneficial owners of the Company, please see the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

Additionally, as a foreign private issuer, NFT Limited will be permitted to follow corporate governance practices in accordance with Cayman Islands laws in lieu of certain NYSE American corporate governance standards. However, we do not intend to initially rely on any NYSE American exemptions or accommodations for foreign private issuers following the merger. Please see the sections entitled “Proposal 4 Approval of the Adoption of the Merger Agreement — The Merger Agreement — Background and Reasons for the Merger.”

What is the proposed Reclassification?

We are proposing that our shareholders adopt the M&A of NFT Limited pursuant to which NFT Limited will be authorized to issue 450,000,000 Class A Ordinary Shares, par value US$0.0001 each, 50,000,000 Class B Ordinary Shares, par value US$0.0001 each. In connection with the Merger, NFT Limited will issue Class A Ordinary Shares to all the holders of the Company’s common stock on a one-on-one ratio.

What will I receive in the Reclassification?

If the Reclassification is adopted, all your outstanding shares of the Company’s common stock will be converted into the right to receive an equal number of Class A Ordinary Shares of NFT Limited, which shares will be issued by NFT Limited as part of the merger. You will receive no other consideration for your shares of Company’s common stock when they are reclassified;

What are the differences between the Class A Ordinary Shares and Class B Ordinary Shares?

If the M&A is approved and adopted, each Class A Ordinary Share will be entitled to one vote and each Class B Ordinary Share will be entitled twenty votes.

When is the Reclassification expected to be completed?

If the Reclassification is approved, we expect to complete it as soon as practicable following the Annual Meeting.

What if the Reclassification is not approved or is not later implemented?

It is possible that the Reclassification will not be completed. The Reclassification will not be completed if, for example, the holders of a majority of our common stock do not vote to approve and adopt the M&A. If the Reclassification is not completed, we will only issue ordinary shares to all the holders of the Company’s common stock on a one-on-one ratio.

Will I have appraisal rights in connection with the Reclassification?

Under Cayman Islands law and the proposed M&A, you do not have appraisal or dissenter’s rights in connection with the Reclassification. However, other rights or actions besides appraisal and dissenter’s rights may exist under federal securities laws for shareholders who can demonstrate that they have been damaged by the Reclassification.

QUESTIONS AND ANSWERS RELATING TO THE DISPOSITION

Why am I being asked to vote on the Disposition?

We have entered into an securities purchase agreement, dated as of November 2, 2022, with Fecundity Capital Investment Co., Ltd, or the Purchaser, and Hong Kong Takung and Hong Kong MQ, pursuant to which we will sell of all of our equity interests in Hong Kong Takung and Hong Kong MQ, our wholly owned subsidiaries, to the Purchaser. We refer to the securities purchase agreement, as it may be amended, supplemented or modified from time to time, as the disposition agreement.

What are the reasons for the Disposition?

Hong Kong Takung was incorporated in Hong Kong and was formed to operate an electronic online platform for offering and trading artwork. Hong Kong Takung currently has no other operation other than the business previously conducted via its wholly owned subsidiary, Takung Cultural Development (Tianjin) Co., Ltd (“Tianjin Takung”), which provided technology development services to Hong Kong Takung and also carried out marketing and promotion activities in mainland China. However, due to the increasing regulatory scrutiny by PRC governments on digital asset related business, the artwork unit trading platform operated by the PRC subsidiary Tianjin Takung was suspended by the local authority in the fourth quarter of 2021. Hong Kong Takung lost its control over Tianjin Takung. As of June 30, 2022 and December 31, 2021, the operation of Hong Kong Takung was classified as a discontinued operation and as of December 31, 2021, the operation Tianjin Takung was deconsolidated. For the six months ended June 30, 2022, the operation of Hong Kong Takung was presented in discontinued operations.

Hong Kong MQ is engaged in blockchain and non-fungible tokens (“NFT”) businesses, including consultancy service for NFT launch projects, developing its own NFT marketplace to facilitate users to buy and sell NFTs, as well as development of block chain-based online games. As of December 31, 2021, Hong Kong MQ had no operations. As of June 30, 2022, Hong Kong MQ has not generated revenue.

The Board decides that it is in the best interest of the shareholders of the Company to dispose of Hong Kong Takung and Hong Kong MQ for a purchase price of US$1,500,000.

What are the financial terms of the disposition?

Pursuant to the disposition agreement, the Purchaser will acquire 100% of the equity interests in Hong Kong Takung and Hong Kong MQ, respectively for a purchase price of US$1,500,000.

Will the Company’s business change upon completion of the disposition?

Following completion of the disposition, the Company will not only be engaged in an electronic online platform for offering and trading artwork. The Company’s new business services include:

(i)     Consulting services such as artwork valuation/appreciation potential: the Company taps into the needs of users to provide comprehensive consulting services such as labor cost, artist influence, artistic value of works, and channels for obtaining works;

(ii)    NFT trading service: the Company has built a fully functional NFT trading platform. The platform carries the categories of digital works including artwork, music videos, collectibles, game props, sports, metaverse, virtual world, social tokens, and meet the needs of various users as much as possible. Users are able to complete the whole business process including user registration, certification, work uploading, work casting, and work trading through the platform. The platform was launched and placed in service in May 2022. In the transaction process, it not only meets the needs of customers for uploading and purchasing digital works, but the company also extracts a portion of the handling fee (including token minting, first sale, and second sale) to create value.

(iii)   Advertising service: Once the NFT platform has accumulated a larger user base, it can provide advertising and publicity services for users or the company itself. The business model is not limited to categories and industries, such as investment promotion, work promotion, and industry promotion.

What will happen if the Merger and the Disposition are not completed?

If the merger and the disposition are not approved by the shareholders or if the merger and the disposition are not completed for any other reason, the Company will remain a public company, and our common stock will continue to be listed and traded on NYSE (assuming the Company meets all of NYSE’s continued listing standards). In addition, our management expects that the business will be operated as how it is currently being operated until we pursue another strategic alternative, and that our shareholders will continue to be subject to the same risks and opportunities to which they are currently subject.

Furthermore, if the merger and the disposition are not completed, and depending on the circumstances that would have caused the merger and the disposition not to be completed, the price of our common stock may decline. If that were to occur, it is uncertain when, if ever, the price of our common stock would return to the price at which it trades as of the date of this proxy statement. Accordingly, if the merger and the disposition are not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your common stock. If the merger and the disposition are not completed, the board will continue to evaluate and review the Company’s business operations, properties, dividend policy and capitalization, among other things, make such changes as deemed appropriate and continue to seek to identify strategic alternatives to enhance shareholder value.

Is completion of the disposition subject to any conditions?

Yes. The parties are not required to complete the deposition unless a number of conditions are satisfied (or, to the extent permitted by applicable law, waived). These conditions include the shareholders’ approval of the disposition, and the satisfaction (or waiver, to the extent permitted by applicable law) of the other conditions that must be satisfied (or, to the extent permitted by applicable law, waived) prior to completion of the disposition. For a complete summary of the conditions that must be satisfied (or, to the extent permitted by applicable law, waived) prior to completion of the disposition, see “The Disposition Agreement — Conditions to Completion of the Disposition.”

When do you expect to complete the disposition?

As of the date of this proxy statement/prospectus, we expect to complete the disposition in 2022, subject to the satisfaction of the conditions described elsewhere in this proxy statement. However, no assurance can be given as to when, or if, the disposition will be completed.

SUMMARY

This summary highlights selected information regarding the merger from this Proxy Statement and may not contain all of the information that is important to you. For a more complete description of the merger, you should read carefully this entire Proxy Statement, including the Appendix. Please also see the section entitled “Where You Can Find Additional Information.” The Merger Agreement, a copy of which is attached as Appendix A to this Proxy Statement, contains the terms and conditions of the merger. The memorandum and articles of association of NFT Limited will serve purposes substantially similar to the certificate of incorporation and bylaws of the Company. Copies of the memorandum and articles of association of NFT Limited that will become effective upon consummation of the merger are attached to this Proxy Statement as Appendix B.

The Parties to the Merger

The Company is a holding company incorporated in the state of Delaware. Thought our subsidiaries, we currently operate an electronic online platform located at https://www.nftoeo.com/ for artists, art dealers and art investors to offer and trade in ownership over valuable artwork in the form of non-fungible token or NFT. In addition, we also provide NFT consulting with respect to the strategic utilization of blockchain technology and NFT launch. Given our goal to create multiple potential revenue streams and continue to diverse the business model, we are also exploring NYF gaming business including sales of in-game characters NFTs and sales of membership packs.

NFT Limited is a newly formed exempted company incorporated under the laws of the Cayman Islands and currently a wholly owned subsidiary of the Company An “exempted” company under the laws of the Cayman Islands is one which receives such registration as a result of satisfying the Registrar of Companies in the Cayman Islands that it conducts its operations mainly outside of the Cayman Islands and is as a result exempted from complying with certain provisions of the Cayman Islands Companies Law, such as the general requirement to file an annual return of its shareholders with the Registrar of Companies, and is permitted flexibility in certain matters, such as the ability to register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands. NFT Limited does not have a significant amount of assets or liabilities and has not engaged in any business since its formation other than activities associated with its anticipated participation in the merger. Following the merger, NFT Limited, together with its subsidiaries, will own and continue to conduct our business in substantially the same manner as is currently being conducted by the Company and its subsidiaries.

The principal executive offices of both of the Company and NFT Limited are located at Office Q 11th Floor, Kings Wing Plaza 2, No. 1 Kwan Street, Sha Tin, New Territories, Hong Kong, and the telephone number of each company is +8613020144962.

The Merger

Under the Merger Agreement, the Company will merge with and into NFT Limited. Upon completion of the merger, NFT Limited will own and continue to conduct the business that the Company and its subsidiaries currently conduct, in substantially the same manner. As a result of the merger, our stockholders will own Class A ordinary shares of NFT Limited, an exempted company incorporated under the laws of the Cayman Islands, rather than common stock in the Company, a Delaware corporation. As a result of the merger, each outstanding share of the Company’s common stock will be converted into the right to receive the same number of Class A ordinary shares of NFT Limited, which shares will be issued by NFT Limited in connection with the merger. Our Board of Directors reserves the right to defer or abandon the merger. Please see the section entitled “Risk Factors and Caution Regarding Forward- Looking Statements — Risks Relating to the Merger and Reorganization — Our Board of Directors may choose to defer or abandon the merger.”

Background and Reasons for the Merger

In reaching its decision to approve the Merger Agreement and the merger, our Board of Directors identified several potential benefits to our stockholders, which are described below under “The Merger Agreement — Background and Reasons for the Merger.” The merger is part of a reorganization of the Company’s corporate structure that we expect will, among other things, result in a reduction in operational, administrative, legal and accounting costs over the long term. Please also see the section entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Merger and Reorganization” below for a description of certain risks associated with the merger and reorganization.

Conditions to Completion of the Merger

The following conditions must be satisfied or waived, if allowed by law, to complete the merger and reorganization:

1.      the Merger Agreement has been adopted by the requisite vote of stockholders of the Company;

2.      none of the parties to the Merger Agreement is subject to any decree, order or injunction that prohibits the consummation of the merger;

3.      the registration statement of which this Proxy Statement is a part has been declared effective by the SEC and no stop order is in effect;

4.      the NFT Limited Class A ordinary shares to be issued pursuant to the merger have been authorized for listing on NYSE American, subject to official notice of issuance and satisfaction of other standard conditions;

5.      all material consents and authorizations of, filings or registrations with, and notices to, any governmental or regulatory authority required of the Company, NFT Limited or their subsidiaries to consummate the merger have been obtained or made; and

6.      the representations and warranties of the parties to the Merger Agreement set forth in the Merger Agreement are true and correct in all material respects, and the covenants of the parties set forth in the Merger Agreement (other than those to be performed after the Effective Time) have been performed in all material respects.

Our Board of Directors currently does not anticipate any circumstances in which it would waive the conditions listed above; however, in the event it determines that a waiver of any such conditions is in the best interests of our stockholders and that such change to the terms of the merger and/or the Merger Agreement do not make the disclosure provided to our stockholders materially misleading (for example, if a representation in the Merger Agreement is not true but there is otherwise no harm to the Company or our stockholders), our Board of Directors will not resolicit shareholder approval of the merger and/or the Merger Agreement. If a waiver of any condition listed above would make the disclosure provided to our stockholders materially misleading, our Board of Directors will resolicit shareholder approval of the merger and/or the Merger Agreement. Additionally, our Board of Directors reserves the right to defer or abandon the merger as well for the reasons described under “Risk Factors and Caution Regarding Forward- Looking Statements — Risks Relating to the Merger and Reorganization — Our Board of Directors may choose to defer or abandon the merger.”

Regulatory Approvals

The only governmental or regulatory approvals or actions that are required to complete the merger in respect of the Company are compliance with U.S. federal and state securities laws, the NYSE American rules and regulations and Delaware corporate laws.

Rights of Dissenting Stockholders

Under the Delaware General Corporation Law (“DGCL”), or the NRS, you will not have appraisal rights in connection with the merger.

Accounting Treatment of the Merger

The merger is a legal reorganization with no change in ultimate ownership interest immediately before and after the transaction. Accordingly, all assets and liabilities will be recorded at historical cost, in a manner similar to an exchange between entities under common control.

Tax Considerations

United States Tax Consequences of the Merger to the Company and NFT Limited

We expect that neither the Company nor NFT Limited will incur U.S. income tax as a result of completion of the merger.

United States Taxation of the Company’s Stockholders

Taxation of U.S. Holders.    The merger should be characterized for U.S. federal income tax purposes as either a tax-free merger or a transaction qualifying under Section 351 of the Internal Revenue Code of 1986, or the Code. In either case, U.S. holders will not recognize gain or loss for U.S. federal income tax purposes upon receipt of NFT Limited ordinary shares in exchange for the Company’s common stock. The aggregate tax basis in the ordinary shares of NFT Limited received in the merger will equal each such U.S. holder’s aggregate tax basis in the Company’s common stock surrendered. A U.S. holder’s holding period for the ordinary shares of NFT Limited that are received in the merger generally should include such U.S. holder’s holding period for the common stock of the Company surrendered.

Taxation of Non-U.S. Holders.    The holders of the Company’s common stock who are treated as foreign persons for U.S. federal income tax purposes, including holders who hold directly and constructively more than 5% of the outstanding the Company common stock, will not recognize taxable gain or loss on their the Company common stock for U.S. federal income tax purposes.

Please see the section entitled “Taxation” for further information regarding material tax consequences relating to the merger and the ownership and disposition of NFT Limited Ordinary Shares.

Other Information

Ownership in NFT Limited

The Company’s common stock registered in your name or which you beneficially own through your broker will be converted into the right to receive an equal number of NFT Limited Class A ordinary shares and such shares will be registered in your name (or your broker’s name, as applicable) in NFT Limited’s register of members upon completion of the merger, without any further action on your part. Upon completion of the merger, only registered shareholders reflected in NFT Limited’s register of members will have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon NFT Limited ordinary shares registered in their respective names. Any attempted transfer of the Company’s stock prior to the merger that is not properly documented and reflected in the stock records maintained by the Company’s transfer agent as of immediately prior to the Effective Time will not be reflected in NFT Limited’s register of members upon completion of the merger. Registered holders of NFT Limited’s Class A ordinary shares seeking to transfer NFT Limited Class A ordinary shares following the merger will be required to provide customary transfer documents required by NFT Limited’s transfer agent to complete the transfer.

If you hold the Company’s common stock in uncertificated book-entry form (for example, if you hold your shares through a broker), at the Effective Time, the Company’s common stock registered in your name or which you beneficially own through your broker will be converted into the right to receive an equal number of NFT Limited Class A ordinary shares and such shares will be registered in your name (or your broker’s name, as applicable) in book-entry form without any action on your part.

If you hold the Company’s common stock in certificated form, you may exchange your stock certificates for new NFT Limited share certificates promptly following the merger. We will request that all the Company’s stock certificates be returned to the Company’s transfer agent following the merger. Soon after the closing of the merger, you will be sent a letter of transmittal from our transfer agent. The letter of transmittal will contain instructions explaining the procedure for surrendering your stock certificates for new NFT Limited share certificates. YOU SHOULD NOT RETURN STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD.

Comparison of Rights of Stockholders/Shareholders

The principal attributes of the Company’s common stock and NFT Limited’s Class A ordinary shares will be similar. However, there are differences between the rights of stockholders under the DGCL and the rights of shareholders under Cayman Islands law. In addition, there are differences between the provisions of the Company’s certificate of incorporation and bylaws and NFT Limited’s memorandum and articles of association, as explained further below in this Proxy Statement. Please see the sections entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Merger and Reorganization — Your rights as a stockholder of the Company will change as a result of the merger and you may not be afforded as many rights as a shareholder of NFT Limited under applicable laws and the NFT Limited memorandum and articles of association as you were as a stockholder of the Company under applicable laws and the Company certificate of incorporation and bylaws”.

Stock Exchange Listing

It is a condition to the completion of the merger that the ordinary shares of NFT Limited will be authorized for listing on NYSE American, subject to official notice of issuance and satisfaction of other standard conditions. As such, we expect that as of the Effective Time, the NFT Limited ordinary shares will be authorized for listing on NYSE American under the symbol “[    ]”

Market Price

The closing price per share of the Company common stock on NYSE American was $[    ] on [    ], 2022, the last trading date immediately preceding public announcement of the proposed merger.

Recommendation and Required Vote

Our Board of Directors has unanimously determined that the reorganization, to be effected by the merger, is advisable and in the best interests of the Company and our stockholders and, as such, has unanimously approved the merger and the Merger Agreement. The Board of Directors recommends that you vote “FOR” the adoption of the Merger Agreement.

Annual Meeting of Stockholders

You can vote at the Annual Meeting if you owned the Company common stock at the close of business on [    ], 2022, the Record Date. As of [    ], 2022, there were [    ] shares of the Company common stock outstanding and entitled to vote. Adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the shares of the Company common stock entitled to vote at the Annual Meeting. As of the Record Date, our directors and executive officers and their affiliates owned, in the aggregate, approximately [    ] of such shares, representing ownership of approximately [    ]% of the outstanding shares of the Company common stock as of that date. These shares are included in the number of shares entitled to vote at the Annual Meeting.

Risk Factors

There are a number of risks which you should be aware of in considering whether to vote in favor of the proposal to approve the merger, including the following:

•        Your rights as a shareholder of NFT Limited will change relative to your rights as a stockholder of the Company as a result of the merger and you may not be afforded as many rights as a shareholder of NFT Limited under applicable laws and the NFT Limited memorandum and articles of association as you were as a stockholder of the Company under applicable laws and the Company certificate of incorporation and bylaws;

•        As a result of different shareholder voting requirements in the Cayman Islands relative to Delaware, we may have less flexibility with respect to our ability to amend our constitutional documents and enter into certain business combinations than we now have;

•        As a foreign private issuer, NFT Limited will not be required to provide its shareholders with the same information as the Company would if the Company remained a U.S. public issuer and, as a result, you may not receive as much information about NFT Limited as you did about the Company and you may not be afforded the same level of protection as a shareholder of NFT Limited under applicable laws and the NFT Limited memorandum and articles of association as you were as a stockholder of the Company under applicable laws and the Company certificate of incorporation and bylaws;

•        The enforcement of civil liabilities against NFT Limited may be more difficult; and

•        The expected benefits of the merger and reorganization may not be realized because the achievement of the benefits are subject to factors that we do not control, such as the reactions of third parties with whom we enter into contracts and do business and the reactions of investors and analysts.

The risks are discussed more fully in the section entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Merger and Reorganization” following this Proxy Statement.

Summary Pro Forma Financial Information

A pro forma condensed consolidated balance sheet for NFT Limited is not presented in this Proxy Statement because there are no significant pro forma adjustments required to be made to the historical consolidated financial statements of the Company to give effect to the transaction. The transaction will be accounted for as a legal reorganization with no change in ultimate ownership interest immediately before and after the transaction. Please see the section entitled “The Merger Agreement — Accounting Treatment of the Merger.”

A pro forma condensed consolidated statement of operations for NFT Limited is not presented in this Proxy Statement because there are no significant pro forma adjustments required to be made to income from operations in the historical consolidated income statements of the Company to give effect to the transaction.

Reference is made to the consolidated financial statements of the Company, including the notes to the financial statements, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which is incorporated by reference into this Proxy Statement. Please refer to the section in this Proxy Statement entitled “Where You Can Find Additional Information.”

We estimate that the costs incurred in connection with the merger and re-domicile will amount to approximately $[    ], with the significant majority having been incurred prior to your vote on the proposal. The transaction costs have been or will be reflected in general and administrative expense in our condensed consolidated statement of operations in the period incurred.

RISK FACTORS AND CAUTION REGARDING FORWARD-LOOKING STATEMENTS

In considering whether to vote in favor of the proposal to adopt the Merger Agreement in connection with the merger, you should consider carefully the following risks or investment considerations, in addition to the other information in this Proxy Statement. In addition, please note that this Proxy Statement contains or incorporates by reference “forward-looking statements” and “forward-looking information” under applicable securities laws. These forward-looking statements include, but are not limited to, statements about the merger and reorganization and our plans, objectives, expectations and intentions with respect to future operations, including the benefits or impact described in this Proxy Statement that we expect to achieve as a result of the merger and reorganization. You can find many of these statements by looking for words such as “believes,” “expects,” “anticipates,” “estimates,” “continues,” “may,” “intends,” “plans” or similar expressions in this Proxy Statement or in the documents incorporated by reference. Any forward-looking statements in this Proxy Statement reflect only expectations that are current as of the date of this Proxy Statement or the date of any document incorporated by reference in this document, as the case may be, are not guarantees of performance, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our ability to control. Further, these forward-looking statements are based on assumptions with respect to business strategies and decisions that are subject to change. Actual results or performance may differ materially from those we express in our forward-looking statements. Except as may be required by applicable securities laws, we disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

Set forth below, we have identified the factors, among others, that you should consider before making a decision on whether or not to vote in favor of the proposal to adopt the Merger Agreement, and we have identified certain of the risks that could cause our actual plans or results to differ materially from those included in the forward-looking statements contained or incorporated by reference herein. You should consider these risks when deciding how to vote. In addition, you should also review carefully the risks affecting our business generally that could also cause our actual plans or results to differ materially from those included in the forward-looking statements contained or incorporated by reference herein.

Risks Relating to the Disposition

In addition to the other information contained in this proxy statement, you should carefully consider the following risk factors relating to the Disposition before you decide whether to vote for the proposals. You should also consider the other information in the proxy statement and our other reports on file with the SEC, including the annual report on Form 20-F for the fiscal year ended December 31, 2021.

The Disposition may not be completed if the parties fail to obtain shareholder approval or satisfy other closing conditions, or otherwise.

There will be uncertainties in completing the Disposition, which remains subject to conditions precedent involving, among other things, approval by the shareholders of the Company.

The disposition agreement contains customary closing conditions including: (i) the receipt of all requisite regulatory approvals; (ii) the receipt of the purchase consideration; and (iii) the receipt of a fairness opinion from an independent appraisal firm to the satisfaction of the Company’s board of directors.

The required satisfaction (or waiver) of any of the closing conditions could delay the completion of the Disposition for a significant period of time or prevent it from occurring. Any delay in completing the disposition could cause the Company not to realize some or all of the benefits that the parties expect the Company to achieve. Further, there can be no assurance that the conditions to the closing of the disposition will be satisfied or waived or that the disposition will be completed.

Failure to complete the merger and disposition could negatively impact our business, financial condition, results of operations or share price.

Completion of the Disposition is conditioned upon the satisfaction of certain closing conditions, including those discussed above, and other closing conditions customary for a transaction of this size and type. The required conditions to closing may not be satisfied in a timely manner, if at all. If the Disposition are not consummated for these or any other reasons, we may be subject to a number of adverse effects, including: (i) the price of our common stock may decline to the extent that the current market price reflects a market assumption that the disposition will be completed; (ii) our operations may continue to incur loss; (iii) we may have difficulty maintaining compliance with NYSE American continued listing rules, and as a result, be delisted from the NYSE American; and (iv) costs related to the disposition, such as legal, accounting, financial advisory and printing fees, must be paid even if the disposition are not completed.

We will be liable to the Purchasers for a breach or violation of any representation, warranty, covenants or other obligation under the disposition agreement.

The Company has made certain representations, warranties and covenants under the disposition agreement. See “Proposal No.3: Approval of the Disposition — Terms of the Share Purchase Agreement — Representations and Warranties.” If there is any breach by the Company of any such representation, warranty, covenant or other obligation under the disposition agreement, the Company may be liable, either before or after the closing of the Disposition.

The business to be retained by us after the consummation of the Disposition may still generates losses; we may not be able to rely on the retained business to sustain our business operations.

Immediately following the sale of Hong Kong Takung and Hong Kong MQ to the Purchaser, our business will consist of consulting services such as artwork valuation/appreciation potential, NFT trading service, and advertising service.

We intend to roll out our new NFT business in the U.S. via NFT Exchange Limited. However, given that our new NFT business is in the initial stage, we may not be successful in doing so.

For as long as we remain a public company, we will continue to incur the expenses of complying with public company reporting requirements.

Our reporting obligations as a SEC registrant will not be affected as a result of completing the Disposition. For as long as we remain as such, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, which includes the filing with the SEC periodic reports and other documents relating to our business, financial condition and other matters, even though compliance with such reporting requirements is economically burdensome.

Risks Relating to the Merger and Reorganization

Your rights as a stockholder of The Company will change as a result of the merger and you may not be afforded as many rights as a shareholder of NFT Limited under applicable laws and the NFT Limited memorandum and articles of association as you were as a stockholder of The Company under applicable laws and the Company certificate of incorporation and bylaws.

Because of differences between Delaware law and Cayman Islands law and differences between the governing documents of the Company and NFT Limited, we are unable to adopt governing documents for NFT Limited that are identical to the governing documents for the Company, but we have attempted to preserve in the memorandum and articles of association of NFT Limited the same allocation of material rights and powers between the shareholders and our Board of Directors that exists under the Company’s bylaws and certificate of incorporation. Nevertheless, NFT Limited’s proposed memorandum and articles of association differ from the Company’s bylaws and certificate of incorporation, both in form and substance, and your rights as a shareholder will change. For example:

•        Under the DGCL, a corporation may not engage in a business in combination with an interested stockholder for a period of three years after the time of the transaction in which the person became an interested stockholder. However, there is no equivalent provision under the Companies Law or NFT Limited’s articles of association prohibiting business combinations with interested stockholders.

•        Under the DGCL, any stockholder may, upon written demand under oath stating the purpose thereof, inspect the corporation’s books and records for a proper purpose during the usual hours for business. However, shareholders of a Cayman Islands company do not have any general rights to inspect corporate records of a company, and NFT Limited’s articles of association provide that the directors have the discretion as to whether, to what extent, when, where and under what conditions or regulations the accounts and books of the company may be open to the inspection of shareholders who are not directors.

•        Under the DGCL, a stockholder may bring a derivative suit provided the requirements to do so under the DGCL have been met. However, for a Cayman Islands company, the decision to institute proceedings on behalf of a company is generally taken by the company’s board of directors, rather than the shareholders, and a shareholder of NFT Limited would be entitled to bring a derivative action on behalf of NFT Limited only in certain limited circumstances.

The laws of the Cayman Islands may not provide NFT Limited shareholders with benefits comparable to those provided to shareholders of corporations incorporated in the United States.

NFT Limited’s corporate affairs are governed by its memorandum and articles of association, by the Companies Law (2022 Revision) of the Cayman Islands, or the “Companies Law”, and by the common law of the Cayman Islands. The rights of shareholders to take action against NFT Limited’s directors, actions by minority shareholders and the fiduciary responsibilities of NFT Limited’s directors to NFT Limited under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law in the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands and from English common law, the decisions of whose courts are of persuasive authority but are not binding on a court in the Cayman Islands. The rights of NFT Limited’s shareholders and the fiduciary responsibilities of its directors, although clearly established under Cayman Islands law, are not specifically prescribed in statute or a particular document in the same way that they are in certain statutes or judicial precedents in some jurisdictions of the United States. In particular, the Cayman Islands has a different body of securities laws relative to the United States. Therefore, NFT Limited’s shareholders may have more difficulty protecting their interests in the face of actions by NFT Limited’s management, directors or controlling shareholders than would shareholders of a corporation incorporated in a jurisdiction in the United States. In addition, shareholders of Cayman Islands companies may not have standing to initiate a shareholder derivative action before the federal courts of the United States. The Cayman Islands courts are also unlikely to impose liability against NFT Limited, in original actions brought in the Cayman Islands, based on certain civil liabilities provisions of U.S. securities laws.

As a result of different shareholder voting requirements in the Cayman Islands relative to Delaware, we will have less flexibility with respect to our ability to amend our constitutional documents and enter into certain business combinations than we now have.

Under Delaware law and our current bylaws and certificate of incorporation, our bylaws and certificate of incorporation may be amended by the vote of a majority of shares of stock entitled to vote on the matter to approve the amendment, unless the certificate of incorporation requires the vote of a greater number of shares. Cayman Islands law requires a special resolution of not less than two-thirds of the shareholder votes cast at a general meeting for any amendment to the memorandum and articles of association of NFT Limited. As a result of this Cayman Islands law requirement, situations may arise where the flexibility we now have under Nevada law would have provided benefits to our stockholders that will not be available in the Cayman Islands.

In addition, under Cayman Islands law, certain corporate transactions, such as a merger, require the approval of a special resolution of not less than two-thirds of the shareholder votes cast at a general meeting or, if the share capital of the Company is divided into different classes of shares, and the rights attaching to any class of shares of the merged entity differ from those attaching to the shares of the other constituent company, the articles of association of NFT Limited also require a shareholder resolution by majority in number representing 66 2/3% of the holders of the Shares entitled to vote and present in person or by proxy at the meeting of the relevant class. By contrast, a merger under Nevada law would only require a simple majority of the outstanding stock of the company entitled to vote thereon. The increased shareholder approval requirements may limit our flexibility to enter into or complete certain business combinations that may be beneficial to shareholders.

The expected benefits of the merger and reorganization may not be realized.

We have presented in this Proxy Statement the anticipated benefits of the merger and reorganization. Please see the section entitled “The Merger Agreement — Background and Reasons for the Merger.” We cannot be assured that all of the goals of the merger and reorganization will be achievable, and some or all of the anticipated benefits of the merger and reorganization may not occur, particularly as the achievement of the benefits are in many important respects subject to factors that we do not control. These factors would include such things as the reactions of third parties with whom we enter into contracts and do business and the reactions of investors and analysts. In addition, the anticipated reduction of SEC reporting requirements and related expenses may not be achieved in the event of changes to the SEC rules applicable to foreign private issuers or if we fail to qualify as a foreign private issuer. While we expect the merger and reorganization will enable us to reduce our operational, administrative, legal and accounting costs over the long term, these benefits may not be achieved.

As a foreign private issuer, NFT Limited will not be required to provide its shareholders with the same information as the Company would if the Company remained a U.S. public issuer and, as a result, you may not receive as much information about NFT Limited as you did about the Company and you may not be afforded the same level of protection as a shareholder of NFT Limited under applicable laws and the NFT Limited memorandum and articles of association as you were as a stockholder of the Company under applicable laws and the Company certificate of incorporation and bylaws.

Following the completion of the merger, NFT Limited is expected to qualify as a “foreign private issuer” under the rules and regulations of the SEC. NFT Limited will remain subject to the mandates of the Sarbanes-Oxley Act, and, as long as the NFT Limited’s ordinary shares are listed on the NYSE American, the governance and disclosure rules of that stock exchange. However, as a foreign private issuer, NFT Limited will be exempt from certain rules under the Exchange Act that would otherwise apply if NFT Limited were a company incorporated in the United States or did not meet the other conditions to qualify as a foreign private issuer. For example:

•        NFT Limited may include in its SEC filings financial statements prepared in accordance with U.S. GAAP or with IFRS as issued by the IASB without reconciliation to U.S. GAAP;

•        NFT Limited will not be required to provide as many Exchange Act reports, or as frequently or as promptly, as U.S. companies with securities registered under the Exchange Act. For example, NFT Limited will not be required to file current reports on Form 8-K within four business days from the occurrence of specific material events. Instead, NFT Limited will need to promptly furnish reports on Form 6-K any information that NFT Limited (a) makes or is required to make public under the laws of the Cayman Islands, (b) files or is required to file under the rules of any stock exchange or (c) otherwise distributes or is required to distribute to its shareholders. Unlike Form 8-K, there is no precise deadline by which Form 6-K must be furnished. In addition, NFT Limited will not be required to file its annual report on Form 10-K, which may be due as soon as 60 days after its fiscal year end. As a foreign private issuer, NFT Limited will be required to file an annual report on Form 20-F within four months after its fiscal year end;

•        NFT Limited will not be required to provide the same level of disclosure on certain issues, such as executive compensation;

•        NFT Limited will not be required to conduct advisory votes on executive compensation;

•        NFT Limited will be exempt from filing quarterly reports under the Exchange Act with the SEC;

•        NFT Limited will not be subject to the requirement to comply with Regulation FD, which imposes certain restrictions on the selected disclosure of material information;

•        NFT Limited will not be required to comply with the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act; and

•        NFT Limited will not be required to comply with Section 16 of the Exchange Act requiring insiders to file public reports of their stock ownership and trading activities and establishing insider liability for profits realized from any “short-swing” trading transaction.

NFT Limited expects to take advantage of these exemptions if the merger is effected. Accordingly, after the completion of the merger, if you hold NFT Limited securities, you may receive less information about NFT Limited and its business than you currently receive with respect to the Company and be afforded less protection under the U.S. federal securities laws than you are entitled to currently. However, consistent with our policy of seeking input from, and engaging in discussions with, our stockholders, on executive compensation matters, NFT Limited intends to provide disclosure relating to its executive compensation philosophy, policies and practices and conduct an advisory vote on executive compensation once every three years after the merger is effected. However, NFT Limited expects to review this practice after the next such advisory vote and may at that time or in the future determine to conduct such advisory votes more frequently or to not conduct them at all.

If NFT Limited fails to qualify as a foreign private issuer upon completion of the merger, or loses its status as a foreign private issuer at some future time, NFT Limited would be required to comply fully with the reporting requirements of the Exchange Act applicable to U.S. domestic issuers and would incur significant operational, administrative, legal and accounting costs that it would not incur as a foreign private issuer.

Following completion of the merger, NFT Limited is expected to qualify as a “foreign private issuer” under the rules and regulations of the SEC. As a foreign private issuer, NFT Limited will be exempt from certain rules under the Exchange Act that would otherwise apply if NFT Limited were a company incorporated in the United States or did not meet the other conditions to qualify as a foreign private issuer. Please see the section entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Merger and Reorganization — As a foreign private issuer, NFT Limited will not be required to provide its shareholders with the same information as the Company would if the Company remained a U.S. public issuer and, as a result, you may not receive as much information about NFT Limited as you did about the Company and you may not be afforded the same level of protection as a shareholder of NFT Limited under applicable laws and the NFT Limited memorandum and articles of association as you were as a stockholder of the Company under applicable laws and the Company certificate of incorporation and bylaws.” While NFT Limited is expected to qualify as a foreign private issuer following the completion of the merger, if NFT Limited fails to qualify as a foreign private issuer upon completion of the merger, or loses its status as a foreign private issuer at some future time, NFT Limited will be required to comply fully with the reporting requirements of the Exchange Act applicable to U.S. domestic issuers and would incur significant operational, administrative, legal and accounting costs that it would not incur as a foreign private issuer.

If we prepare our financial statements in accordance with IFRS following the merger, there may be a significant effect on our reported financial results.

The SEC permits foreign private issuers to file financial statements in accordance with IFRS as issued by IASB. At any time in the future, as a foreign private issuer, we may decide to prepare our financial statements in accordance with IFRS as issued by the IASB. The application by us of different accounting standards, a change in the rules of IFRS as issued by the IASB, or in the SEC’s acceptance of such rules, could have a significant effect on our reported financial results. Additionally, U.S. GAAP is subject to interpretation by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, the Public Company Accounting Oversight Board, the SEC, and various bodies formed to promulgate and interpret appropriate accounting principles. IFRS are subject to interpretation by the IASB. A change in these principles or interpretations could have a significant effect on our reported financial results.

Changes in domestic and foreign laws, including tax law changes, could adversely affect NFT Limited, its subsidiaries and its shareholders, and our effective tax rate may increase whether we effect the merger or not.

Changes in tax laws, regulations or treaties or the interpretation or enforcement thereof, in both or either of the U.S. or Cayman Islands, could adversely affect the tax consequences of the merger to NFT Limited and its shareholders and/or our effective tax rates (whether associated with the merger or otherwise). While the merger is not anticipated to have any material impact on our effective tax rate, there is uncertainty regarding the tax policies of the jurisdictions where we operate, and our effective tax rate may increase and any such increase may be material.

The enforcement of civil liabilities against NFT Limited may be more difficult.

After the merger, all of our executive officers and a majority of our directors will reside outside of the United States. As a result, it may be more difficult to serve legal process within the United States upon any of these persons and it may also be difficult to enforce, both in and outside of the United States, judgments you may obtain in the U.S. courts against these persons in any action, including actions based upon the civil liability provisions of U.S. federal or state securities laws. Because NFT Limited is a Cayman Islands corporation, investors could also experience more difficulty enforcing judgments obtained against NFT Limited in U.S. courts than would currently be the case for U.S. judgments obtained against the Company. In addition, it may be more difficult (or impossible) to bring some types of claims against NFT Limited in Cayman Islands courts than it would be to bring similar claims against a U.S. company in a U.S. court.

The market for NFT Limited shares may differ from the market for the Company shares.

Although it is anticipated that the NFT Limited ordinary shares will be authorized for listing on NYSE American under the symbol “[    ],” as a company incorporated under the laws of the Cayman Islands, shares of NFT Limited may appeal to different institutional investors, or impact the level of investment by current investors who may prefer or be required by internal guidelines to invest in companies that are incorporated in the United States. Accordingly, the reorganization may impact our institutional investor base, or the level of their respective investments in our securities, and may result in a change in the market prices, trading volume and volatility of the NFT Limited shares from those of the Company shares.

We expect to incur transaction costs and adverse financial consequences in the year of completion of the merger.

We expect a total of approximately $[    ] in transaction costs in connection with the merger, which have been and will continue to be expensed as incurred. The substantial majority of these costs will be incurred regardless of whether the merger is completed and prior to your vote on the proposal. We expect to incur costs and expenses, including professional fees, to comply with the Cayman Islands corporate and other laws. In addition, we expect to incur attorneys’ fees, accountants’ fees, filing fees, mailing expenses, proxy solicitation fees and financial printing expenses in connection with the merger, even if the merger is not approved or completed. Please see the section entitled “Summary Pro Forma Financial Information” for more information regarding these transaction costs.

The merger also may negatively affect us by diverting attention of our management and employees from our operating business during the period of implementation and by increasing other administrative costs and expenses.

Our Board of Directors may choose to defer or abandon the merger.

Completion of the merger may be deferred or abandoned, at any time, by action of our Board of Directors, whether before or after the Annual Meeting. While we currently expect the merger to take place promptly after the proposal to adopt the merger agreement is approved at the Annual Meeting, our Board of Directors may defer completion either before or for a significant time after the Annual Meeting or may abandon the merger because of, among other reasons, changes in existing or proposed laws, our determination that the merger would involve tax or other risks that outweigh their benefits, our determination that the level of expected benefits associated with the merger would otherwise be reduced, a dispute with the taxation authorities over the merger (or certain aspects thereof), an unexpected increase in the cost to complete the merger or any other determination by our Board of Directors that the merger would not be in the best interests of the Company or its stockholders or that the merger would have material adverse consequences to the Company or its stockholders.

THE ANNUAL MEETING

General

We are furnishing this proxy statement to you, as a shareholder of Takung Art Co., Ltd, as part of the solicitation of proxies by our Board for use at the Meeting to be held on [    ], 2022, and any adjournment or postponement thereof. This proxy statement is first being furnished to shareholders on or about [    ], 2022. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held on [    ], 2022, at 9:30 a.m. EST, or such other date, time and place to which the Meeting may be adjourned or postponed. Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting.

Purpose of the Meeting

At the Meeting, the Company will ask shareholders to consider and vote upon the following proposals:

1.      To elect Kuangtao Wang, Ronggang (Jonathan) Zhang, Doug Buerger, and Guisuo Lu (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of shareholders and until his/her respective successor is elected and duly qualified.

2.      To ratify the appointment of Assentsure PAC (“Assentsure”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.      To approve the proposed sale of our subsidiaries, Hong Kong MQ Group Limited (“Hong Kong MQ”), Hong Kong Takung Art Company Limited (“Hong Kong Takung”) and its subsidiary, Takung Cultural Development (Tianjin) Co., Ltd. (“Tianjin Takung”) for a purchase price of US$1,500,000 (the “Disposition”);

4.      To adopt the Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company and NFT Limited, an exempted company incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of the Company (the “Redomicile”) pursuant to which NFT Limited will be the surviving company;

5.      To adopt the Memorandum and Articles of Association of NFT Limited (the “M&A”) pursuant to which NFT Limited will be authorized to issue 450,000,000 Class A ordinary shares, par value US$0.0001 each (the “Class A Ordinary Shares”), 50,000,000 Class B ordinary shares, par value US$0.0001 each (the “Class B Ordinary Shares”);

6.      To approve an alteration to the share capital of the Company by the conversion of each of the Company’s issued and paid up share of Common Stock with a par value of $0.001 (the “Common Stock”) into one Class A Ordinary Share to be issued as fully paid in the name of each shareholder, for each share of Common Stock which was registered in the name of each shareholder prior to the application of this resolution (collectively, the “Reclassification”); and

7.      To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Record Date and Voting Power

Our Board fixed the close of business on [    ], 2022, as the record date for the determination of the outstanding shares of common stock entitled to notice of, and to vote on, the matters presented at the Meeting. As of the Record Date, there were [    ] shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote. Accordingly, a total of [    ] votes may be cast at the Meeting.

Quorum and Required Vote

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the shares of common stock outstanding and entitled to vote at the Meeting vote at the Meeting or are represented by proxy. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No. 1 (election of each of the Director Nominees) requires the affirmative vote of the majority of the shares of common stock present at the Meeting or represented by proxy and entitled to vote in the election of directors at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors;

Proposal No. 2 (ratification of the appointment of Assentsure as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022) requires the affirmative vote of the majority of the shares of common stock present at the Meeting or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal;

Proposal No. 3 (approval of the Disposition) requires the affirmative vote of the majority of the shares of common stock present at the Meeting or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal; and

Proposal No. 4 (approval of the adoption of the Merger Agreement and Redomicile) requires the affirmative vote of the majority of the shares of common stock present at the Meeting or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Proposal No. 5 (approval of the adoption of the M&A) requires the affirmative vote of the majority of the shares of common stock present at the Meeting or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Proposal No. 6 (approval of the Reclassification) requires the affirmative vote of the majority of the shares of common stock present at the Meeting or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Revocability of Proxies

Any proxy may be revoked by the shareholder of record giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Secretary, at Takung Art Co., Ltd, Office Q 11th Floor, Kings Wing Plaza 2, No. 1 Kwan Street, Sha Tin, New Territories, Hong Kong, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending the Meeting and voting electronically.

If the shares are held by the broker or bank as a nominee or agent, the beneficial owners should follow the instructions provided by their broker or bank.

Proxy Solicitation Costs

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

Who Can Answer Your Questions about Voting Your Shares

You can contact us by sending a letter to the offices of the Company at Office Q 11th Floor, Kings Wing Plaza 2, No. 1 Kwan Street, Sha Tin, New Territories, Hong Kong, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of our Company are located at Office Q 11th Floor, Kings Wing Plaza 2, No. 1 Kwan Street, Sha Tin, New Territories, Hong Kong. The Company’s telephone number at such address is 1 (332) 250-4207.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The nominees listed below have been nominated by the Nominating and Corporate Governance Committee and approved by our Board to stand for election as directors of the Company. Unless such authority is withheld, proxies will be voted for the election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Board Qualifications and Director Nominees

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our shareholders. While the Nominating and Corporate Governance Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing shareholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

The Director Nominees recommended by the Board are as follows:

Name	Age	Position
Kuangtao Wang	44	Chairman of the Board and Director
Doug Buerger(1)(2)(3)		Director
Ronggang (Jonathan) Zhang(1)(2)(3)	61	Director
Guisuo Lu(1)(2)(3)		Director

____________

(1)      Member of the audit committee

(2)      Member of the compensation committee

(3)      Member of the nominating and corporate governance committee

Information Regarding the Company’s Director Nominees

Mr. Kuangtao Wang was appointed as our Co-Chief Executive Officer on January 4, 2022. Mr. Wang is a veteran businessman in the art exchange industry. He has been in the art exchange business as general manager of Yongbao Culture and Media Co. Ltd in China since 2007 and he founded an offline art exchange platform. Mr. Wang has extensive experience in business management and an in-depth understanding and vision for the non-fungible token industry. Mr. Wang graduated from Beijing International Business Administration Institute in 2012 with a bachelor’s degree.

Mr. Doug Buerger, is a scientific consultant with experience leading teams in all phases of pharmaceutical and medical device lifecycle development including research, development, manufacturing, business development, quality, clinical, and regulatory. Currently, Mr. Buerger works as a pharmaceutical consultant at Shinkei Therapeutics, coordinating contract development and manufacturing and clinical research services pursuing agency approval and commercialization of CNS therapeutics. He served as a manager for product development at Hercon Pharmaceuticals, LLC, where he was in charge of coordination of development pipeline, foster innovation mentality and problem-solving skills development in scientific staff personnel, developed and maintained annual departmental budgets. Mr. Buerger received his bachelor’s Bachelor of Science (cum laude) from University of Utah in 1981 and completed his Doctor of Philosophy in materials science & engineering at University of Utah in 1987.

Mr. Ronggang (Jonathan) Zhang, has extensive experience in investment and finance in the industries of international engineering, renewable energy, eco-agriculture, infrastructure. He is also an outstanding consultant in the fields of international laws, blockchain, metaverse, digital economy and crypto currency. Mr. Zhang currently is also acting as a director of SOS Ltd. (NYSE: SOS), a listed company on The New York Stock Exchange, which engages in the business of providing a wide range of data mining and analysis services to corporate and individuals. He is the Chief Executive Officer of 5CGroup International Asset Management Co., Ltd. and Strategic Development

Consultant of SG & CO PRC Lawyers, positions he has held since 2015. Mr. Zhang has served since 2015 as master’s supervisor of Zhejiang Sci-Tech University and visiting professor of Zhejiang NDRC Training Center. Mr. Zhang previously served as the Department Chief of Commercial Bureau of HEDA between 2003 and 2015 and as Chief of Investment Bureau of Ningbo Free Trade Zone between 2000 and 2003. Mr. Zhang received his bachelor’s degree at Hubei University in 1987, and Visiting Scholar to University of Newcastle upon Tyne, UK in 1996.

Mr. Guisuo Lu has served as the financial consultant of Shandong Yuntong Commercial Co., Ltd. since March 2020. From October 2013 to March 2020, Mr. Lu served as vice president of Yinsheng Financial Group and Yinsheng Payment Service Co., Ltd. From January 2005 to September 2013, Mr. Lu served in various positions including assistant general manager, deputy general manager and general manager at Terminal Service Center of Unionpay Commercial Co., Ltd., Hebei Branch. Mr. Lu graduated from Hebei Bank School in 1982 and graduated from Hebei Radio and TV University Hengshui Branch in 1988.

Vote Required

Proposal No. 1 will be approved if a majority of the total votes properly cast electronically or by proxy at the Meeting by the holders of shares of common stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the election to the Board of all of the nominees described in this Proposal No. 1.

Corporate Governance

Director Independence

Each director nominee is currently serving as a member of our board.

Our board has undertaken a review of the independence of each director nominee. Based on information provided by each director concerning their background, employment and affiliations, our board determined that Kuangtao Wang, Doug Buerger, Ronggang (Jonathan) Zhang, and Guisuo Lu are “independent” as that term is defined under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the rules of the NYSE American Company Guide. In making these determinations, our board considered the current and prior relationships that each non- employee director has with our company and all other facts and circumstances our board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Committees of the Board

We have established an audit committee, a compensation committee and a nominating and governance committee. Each of the committees of the Board has the composition and responsibilities described below.

Audit Committee

The audit committee reviews the engagement of the independent registered public accounting firm and reviews the independence of the independent registered public accounting firm. The audit committee also reviews the audit and non-audit fees of the independent registered public accounting firm and the adequacy of our internal control procedures. The audit committee is currently composed of three independent directors, Mr. Guisuo Lu (chair), Mr. Doug Buerger, and Mr. Ronggang (Jonathan) Zhang. The board has determined that the members of the audit committee are, or were, independent, as defined in the listing standards of the NYSE American and satisfied the requirements of the NYSE American as to financial literacy and expertise. The board has determined that, Mr. Guisuo Lu, is the audit committee financial expert as defined by Item 407 of Regulation S-K.

Compensation Committee

The compensation committee oversees and makes recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees, provides assistance and recommendations with respect to our compensation policies and practices, and administers our 2015 Stock Incentive Plan, as amended and restated (the “2011 Plan”), and the options still outstanding which were granted under previous stock option plans. The compensation committee is composed of Mr. Doug Buerger (chair), Mr. Ronggang (Jonathan) Zhang, and Mr. Guisuo Lu. The board has determined that the members of the compensation committee are independent, as defined in the listing standards of the NYSE American.

Nominating and Governance Committee

The nominating and corporate governance committee assists the board in identifying and proposing new potential director nominees to the Board for consideration. It also reviews, assesses, and makes recommendations to the board concerning policies and guidelines for corporate governance. The nominating and corporate governance committee is composed of Mr. Ronggang (Jonathan) Zhang (chair), Mr. Doug Buerger, and Mr. Guisuo Lu, each of whom meets the independence requirements established by the NYSE American.

Family Relationships

There are no family relationships among any of our directors or executive officers

Legal Proceedings Involving Officers and Directors

To the knowledge of the Company after reasonable inquiry, no Director Nominee during the past ten years, or any promoter who was a promoter at any time during the past five fiscal years, has (1) been subject to a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws; (4) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) of this section, or to be associated with persons engaged in any such activity; (5) been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; (6) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated; (7) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any Federal or State securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (8) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934 (“Exchange Act”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material pending legal proceedings to which any of the individuals listed above is party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Shareholder Communications with the Board

We have not implemented a formal policy or procedure by which our shareholders can communicate directly with our Board. Nevertheless, every effort will be made to ensure that the views of shareholders are heard by the Board, and that appropriate responses are provided to shareholders in a timely manner. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Director Compensation

The following table sets forth the compensation received by our directors in fiscal years of 2021 and 2020 in their capacity as directors.

Name and Principal Position	Year	Fee earned or paid in Cash ($)	Base Compensation and bonus ($)	Share Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred	All Other Compensation ($)	Total ($)
Xiaoyu Zhang(1)	2021	—	$10,000	163,920	—	—	—	—	$173,920
Former Director	2020	—	$10,000	—	—	—	—	—	$10,000
Doug Buerger	2021
Director and Chairman	2020
Ronggang (Jonathan) Zhang(2)	2021	—	$—	—	—	—	—	—	$—
Director	2020	—	$—	—	—	—	—	—	$—
Tak Ching (Anthony) Poon(3)	2021	—	$—	—	—	—	—	—	$—
Former Director	2020	—	$—	—	—	—	—	—	$—
Jiangping (Gary)(4) Xiao(2)	2021	—	$20,000	163,920	—	—	—	—	$183,920
Former Director	2020	—	$20,000	—	—	—	—	—	$20,000
Li Lv(5)	2021	—	$10,000	102,450	—	—	—	—	$112,450
Former Director	2020	—	$5,000	—	—	—	—	—	$5,000

____________

(1)      Ms. Xiaoyu Zhang was appointed director and Chairperson of the board of directors since November 19, 2018. She received 8,000 share ($163,920) awards for the years ended December 31, 2021 and no share awards on December 31, 2020.

(2)      Mr. Ronggang (Jonathan) Zhang was appointed director of the board of directors on December 3, 2021. Mr. Zhang will receive an annual director fee $46,000. He received no share awards for the years ended December 31, 2021.

(3)      Mr. Tak Ching (Anthony) Poon was appointed director of the board of directors on November 24, 2021. Mr. Poon will receive an annual compensation of $40,000. He received no share awards for the years ended December 31, 2021. On August 24, 2022, Mr. Tak Ching (Anthony) Poon resigned as a director of the Board

(4)      Mr. Jianping (Gary) Xiao joined the board of directors on July 8, 2019 and he received 8,000 shares ($163,920) awards for the years ended December 31, 2021 and no share awards on December 31, 2020. On November 12, 2021, Mr. Jiangping (Gary) Xiao resigned as a director of the Board.

(5)      Ms. Li Lv joined the board of directors on July 8, 2019 and he received 5,000 shares ($102,450) awards for the years ended December 31, 2021 and no share awards on December 31, 2020. On December 3, 2021, Ms. Li Lv resigned as a director of the Board.

Executive Officers

Our current executive officers are as follows:

Name	Age	Position
Kwok Leung Paul Li	36	Chief Executive Officer
Kuangtao Wang	44	Co-Chief Executive Officer
Jianguang Qian	38	Chief Financial Officer

Mr. Kwok Leung Paul Li was appointed as our Chief Executive Officer on July 20, 2021. He has years of experience in the crypto project investment analysis and blockchain advisory area. In January 2021, Mr. Li co-founded Alpha Block Capital, focusing on crypto investment in early stage and incubating potential blockchain projects. In July 2015, he co-founded Minex, a company providing crypto mining machine rental services, and he had been working there since then until February 2021. From August 2018 to September 2019, Mr. Li served as a blockchain advisor at Silkchain, where he provided consulting services on blockchain development. Mr. Li received his Bachelor of Social Science from Hong Kong Shue Yan University in 2008, his Master of Social Science from Hong Kong Polytechnic University in 2014 and his Master of Arts in Christian Studies from Chinese University of Hong Kong in 2017..

Mr. Kuangtao Wang was appointed as our Co-Chief Executive Officer on January 4, 2022. Mr. Wang is a veteran businessman in the art exchange industry. He has been in the art exchange business as general manager of Yongbao Culture and Media Co. Ltd in China since 2007 and he founded an offline art exchange platform. Mr. Wang has extensive experience in business management and an in-depth understanding and vision for the non-fungible token industry. Mr. Wang graduated from Beijing International Business Administration Institute in 2012 with a bachelor’s degree.

Mr. Jianguang Qian was appointed as our Chief Financial Officer on January 5, 2022. He has over 15 years of financial management experience in manufacturing, engineering, internet and internet plus enterprises. He is proficient in finance, taxation, financing and financial information management. He has large-scale financial department management experience and cross-functional team management experience. From June 2018 to June 2020, he was a financial director of the Shared Accounting Center of Lv Ma Ma, a listed company on the National Equities Exchange and Quotations in China. He was responsible for Lv Ma Ma ’s accounting and taxation, and had a team of 70 subordinates; he was also in charge of supervising the proposed listing of Lv Ma Ma in Hong Kong, as well as investor relations. He was also responsible for the establishment of and IT transformation of the business finance system of Lv Ma Ma. From April 2013 to July 2014, he worked as the head of finance at Minmetalscondo Co, Ltd, an affiliated company of Minmetals Land (HKG: 0230). In addition, Jianguang Qian served as the Chief Financial Officer during the working period of Merit-link. He was in charge of the business process reengineering of Merit-link, the innovation and financial empowerment of the industrial internet business, and took the lead in the financing and listing of Merit-link during his tenure as the Chief Financial Officer of Youland Group from November 2014 to June 2018. Jianguang Qian’s responsibilities included has financial management, financial and operational analysis and internal audit responsibilities of the Youland Group

Summary Compensation Table

Takung Art Co., Ltd is a “smaller reporting company” under the rules promulgated by the SEC and the Company complies with the disclosure requirements applicable to smaller reporting companies. This executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

Name and Principal Position	Fiscal Year	Base Compensation (annual, unless otherwise noted)	Bonus	Share Award	Total Annual
Kuangtao Wang(1)	2021
Co-Chief Executive Officer	2020
Kwok Leung Paul Li(2)	2021	$55,452	$—	$765,000	$820,452
Chief Executive Officer	2020	$—	$—	—	$—
Jianguang Qian(3)	2021	$—	$—	—	$—
Chief Financial Officer	2020	$—	$—	—	$—
Zhihua Yang(4)	2021	$43,947	$—	—	$43,947
Former Chief Executive Officer	2020	$23,402	$—	—	$23,402
Jing Wang(5)	2021	$21,915	$—	—	$21,915
Former Chief Financial Officer	2020	$32,056	$—	—	$32,056
Fang Mu(6)	2021	$—	$—	—	$—
Former Chief Executive Officer	2020	$45,127	$—	—	$45,127
Jehn Ming Lim(7)	2021	$—	$—	—	$—
Former Chief Financial Officer	2020	$41,904	$7,605	—	$41,904

____________

(1)      Mr. Wang was appointed as our Co-Chief Executive Officer on January 4, 2022.

(2)      Mr. Li was appointed as our Chief Executive Officer on July 20, 2021. He received restricted share-based 150,000 share ($765,000) awards on November 30, 2021.

(3)      Mr. Qian was appointed as our Chief Financial Officer on January 5, 2022. Mr. Qian will receive an annual base salary of $60,000 and discretionary share compensation of up to $35,000 per year for his services as Chief Financial Officer

(4)      Ms. Yang was appointed as our Chief Executive Officer September 22, 2020 and resigned on July 20, 2021.

(5)      Ms. Wang was appointed as our Chief Financial Officer on May 26, 2020.and resigned on September 30, 2021.

(6)      Ms. Mu was appointed as the Company’s Chief Executive Officer on August 6, 2019 and resigned on September 5, 2020.

(7)      On February 18, 2019, our Nominating and Compensation Committees nominated and appointed Mr. Jehn Ming Lim as our and our Hong Kong subsidiary, Hong Kong Takung’s new Chief Financial Officer. On May 9, 2020, Mr. Lim resigned.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

Under the Employment Agreements, each Officer is employed for a specific period (“Initial Period”), which period shall be automatically extended for an additional nine (9) months (the “Extended Period”), unless the Company provides notice to the Officer of its election not to extend the period prior to the expiration of the Initial Period, or unless the Initial Period or Extended Period, as applicable, is terminated sooner in accordance with the employment agreement or extended upon mutual agreement of the Parties. We may terminate the employment with any Officer for cause, at any time, without advance notice or remuneration, for certain acts of the Officer, including, but not limited to, conviction or plea of guilty to a crime, gross negligence, dishonest act that has caused detriment to the Company, or a failure to perform agreed duties. The Company may terminate the employment with the Officer without cause: (i) at any time during the Initial Period, in which case the Officer will not be eligible to receive any severance, or (ii) upon one-month prior written notice to the Officer during the Extended Period, in which case the Officer will be eligible to receive an amount equal to one month of the then-current base salary of the Officer payable in the form of salary continuation. The Officer may terminate the Employment at any time with a three-month prior written notice to the Company if there is a good reason, including, but not limited to, the assignment to Officer of any duties inconsistent with Officer’s status as an executive officer of the Company or a substantial adverse alteration in the nature or status of Officer’s responsibilities from those in effect upon the date therein, or a reduction by the Company by more than twenty percent (20%) in Officer’s base salary. The Officer shall provide written notice to the Company of the good reason within ten (10) days of the event constituting good reason and provides the Company with a period of ten (10) days to cure the good reason.

Each of the Officers agreed, at all times during the term of the employment and after his termination, to hold in the strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, corporation or other entity without prior written consent of the Company, any confidential information defined therein.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires our directors, officers and persons who own more than 10% of our shares of common stock to file with the SEC initial reports of ownership and reports of changes in ownership of shares of common stock and other of our equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us, during fiscal year ended December 31, 2021, all Section 16(a) filings applicable to officers, directors and greater than 10% shareholders were made on time,.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of the Record Date by our officers, directors and 5% or greater beneficial owners of shares of common stock. There is no other person or group of affiliated persons, known by us to beneficially own more than 5% of our shares of common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the person identified in this table has sole voting and investment power with respect to all shares shown as beneficially owned by him, subject to applicable community property laws.

Class of Shares	Directors and named Executive Officers*	Amount Beneficially Owned on Record Date(1)	Percent of Class Owned on Record Date
Common Stock	Kwok Leung (Paul) Li	[ ]	[ ]%
Common Stock	Kuangtao Wang	[ ]	[ ]
Common Stock	Jianguang Qian	[ ]	[ ]
Common Stock	Doug Buerger	[ ]	[ ]
Common Stock	Ronggang (Jonathan) Zhang	[ ]	[ ]
Common Stock	Guisuo Lu	[ ]	[ ]
Common Stock	All Directors and executive officers as a group (6 persons)	[ ]	[ ]%

5% Security Holders
Common Stock	Jian Xiao†	[ ]	[ ]%

____________

(1)      To obtain shareholder lists at a date closer to filing

*        Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

†        The business address of such individual No. 503, Unit 1, Block 22, Dan Yang Li, Zong Shu Ying District, Xi Shan Qu, Kun Ming City, Yunnan Province, People’s Republic of China.

Certain Relationships and Related Transactions

Names and Relationship of Related Parties:

Existing Relationship with the Company
Jianping Mao	Human Resources Management Director of Hong Kong Takung Art Company Limited (“Hong Kong Takung”), a subsidiary of the Company.
Jing Wang

Former Chief Financial Officer of the Company from June 1, 2020 through June 1, 2021 and former legal representative of Takung Cultural Development (Tianjin) Co., Ltd (“Tianjin Takung”), a subsidiary of Hong Kong Takung, during period from May 28, 2020 to September 24, 2020. On June 1, 2021, the term of the employment of Jing Wang expired.

Sze Chan	Vice President of Hong Kong Takung since November 17, 2020.

Summary of Balances with Related Parties

Amount due to and due from Wang and Chan

On May 29, 2020, Hong Kong Takung entered into an interest-free loan agreement (the “HK Dollar Working Capital Loan”) with Jing Wang for the loan of $6,410,585 (HK$50,000,000) to Hong Kong Takung. The purpose of the loan is to provide Hong Kong Takung with sufficient Hong Kong Dollar-denominated currency to meet its working capital requirements with the maturity date of the loan as May 15, 2021. Hong Kong Takung extended the loan with Wang with the maturity date on May 15, 2022. On May 29, 2021, the loan agreement was transferred to Chan with the identical maturity date.

In a meantime, Tianjin Takung entered into an interest-free loan agreement (the “RMB Working Capital Loan”) with Wang for the loan of $6,374,007 (RMB40,619,000) with the maturity date of the loan as May 15, 2021. Tianjin Takung extended the loan arrangement with Wang with the maturity date on May 15, 2022. On May 29, 2021, the loan agreement was transferred to Chan with the identical maturity date.

Through an understanding between Chan and the Company, the HK Dollar Working Capital Loan is “secured” by the RMB Working Capital Loan. It is the understanding between the parties that the HK Dollar Working Capital Loan and the RMB Working Capital Loan will be repaid simultaneously.

The amount due from Chan was recognized by Tianjin Takung and was deconsolidated as of December 31, 2021.

Amount due to and due from Mao

The amount due from Mao is primarily related to the lease deposit from Mao. On May 13, 2019, the Company entered into a non-cancellable lease agreement with a related party, Mao for its office location in Tianjin, PRC. The leased office location is approximately 2,090.61 square meters. The lease was set to expire on May 12, 2021. The Company is charged rent at a rate of $0.55 per square meter per day. The agreement requires a lump sum payment of $224,753 (RMB1,449,838) every six months and a deposit of $111,099 (RMB724,919). On May 12, 2020, the Company terminated the lease and recognized bad debt expense of $113,755 related to the deposit paid to Mao due to the remote likelihood of collecting the rent deposit. No related lease liability was recognized as of December 31, 2020 and December 31, 2021.

PROPOSAL NO. 2 — RATIFICTION OF THE APPOINTMENT OF
INDEPENDENT REGISTRED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Assentsure PAC (“Assentsure”) as the Company’s independent auditor for the fiscal year ended December 31, 2022, and has further directed that management submit the selection of Assentsure for ratification by the shareholders at the Annual Meeting. The shareholders are being asked to ratify this appointment so that the Audit Committee will know the opinion of the shareholders. However, the Audit Committee has sole authority to appoint the independent registered public accounting firm.

We have been advised by Assentsure that neither of the firm nor any of its respective associates had any relationship during the last fiscal year with our company other than the usual relationship that exists between independent registered public accountant firms and their clients. Representatives of Assentsure are not expected to attend the Meeting and therefore are not expected to be available to respond to any questions. As a result, representatives of Assentsure will not make a statement at the Meeting.

We are asking our stockholders to ratify the selection of Assentsure as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Assentsure to our stockholders for ratification as a matter of good corporate practice. However, the Audit Committee has sole authority to appoint the independent registered public accounting firm.

Independent Registered Public Accounting Firm’s Fees

On March 1, 2021, WWC P.C. was appointed as our independent registered public accounting firm. On May 4, 2022, Assentsure was appointed as the new independent registered public accounting firm. Simultaneously with the appointment of Assentsure, on May 4, 2022, WWC P.C. was terminated as the independent registered public accounting firm for the Company.

Audit Fees

We incurred approximately $150,000 for professional services rendered by our current registered independent public accounting firm, WWC. P.C. for the audit and review of the Company in the fiscal year 2020.

We incurred approximately $230,000 for professional services rendered by our former registered independent public accounting firm, WWC P.C. for the review of the Company in the fiscal year 2021.

Audit-Related Fees

We did not incur any audit-related fees in the fiscal years ended December 31, 2021 and 2020.

Tax Fees

We did not incur any tax fees in the fiscal years ended December 31, 2021 and 2020.

All Other Fees

We did not incur any fees from our registered independent public accounting firm for services other than the services covered in “Audit Fees” in the fiscal years ended December 31, 2021 and 2020.

Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided by our independent auditor, respectively, in connection with our statutory and regulatory filings or engagements.

Audit Related Fees consist of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

All Other Fees consist of the aggregate fees billed for products and services provided by our independent auditors and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees.

Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining auditor independence and determined that such services are appropriate. Before auditors are engaged to provide us audit or non-audit services, such engagement is (without exception, required to be) approved by the Audit Committee of the Board.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, the Audit Committee pre-approved the audit service performed by Assentsure for our consolidated financial statements as of and for the year ended December 31, 2022.

The Company’s principal accountant, Assentsure, did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

Vote Required

Proposal No. 2 (the ratification of the appointment of Assentsure to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022) will be approved if a majority of the total votes properly cast electronically or by proxy at the Meeting by the holders of Ordinary Shares vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the ratification of the appointment of Assentsure as our independent registered public accounting firm for the fiscal year ending December 31, 2022, as described in this Proposal No. 2.

PROPOSAL NO. 3 — APPROVAL OF THE DISPOSITION

Description of the Proposed Disposition

Fecundity Capital Investment Co., Ltd, or the Purchaser, is a company incorporated in British Virgin Islands. Purchaser will acquire 100% of the equity interests in Hong Kong Takung and Hong Kong MQ for US$1,500,000, subject to the terms and conditions of the securities purchase agreement dated November 2, 2022 (the “Disposition Agreement”).

Reasons and Backgrounds for the Proposed Disposition

We are a holding company incorporated in the state of Delaware. Thought our subsidiaries, we currently operate an electronic online platform located at https://www.nftoeo.com/ for artists, art dealers and art investors to offer and trade in ownership over valuable artwork in the form of non-fungible token or NFT. In addition, we also provide NFT consulting with respect to the strategic utilization of blockchain technology and NFT launch. Given our goal to create multiple potential revenue streams and continue to diverse the business model, we are also exploring NYF gaming business including sales of in-game characters NFTs and sales of membership packs.

We own 100% equity interest of Hong Kong MQ Group Limited (“Hong Kong MQ”) and Hong Kong Takung Art Company Limited (“Hong Kong Takung”), respectively.

Hong Kong Takung was incorporated in Hong Kong and was formed to operate an electronic online platform for offering and trading artwork. Hong Kong Takung currently has no other operation other than the business previously conducted via its wholly owned subsidiary, Takung Cultural Development (Tianjin) Co., Ltd (“Tianjin Takung”), which provided technology development services to Hong Kong Takung and also carried out marketing and promotion activities in mainland China. However, due to the increasing regulatory scrutiny by PRC governments on digital asset related business, the artwork unit trading platform operated by the PRC subsidiary Tianjin Takung was suspended by the local authority in the fourth quarter of 2021. Hong Kong Takung lost its control over Tianjin Takung. As of June 30, 2022, and December 31, 2021, the operation of Hong Kong Takung was classified as a discontinued operation and as of December 31, 2021, the operation Tianjin Takung was deconsolidated. For the six months ended June 30, 2022, the operation of Hong Kong Takung was presented in discontinued operations.

Hong Kong MQ is engaged in blockchain and non-fungible tokens (“NFT”) businesses, including consultancy service for NFT launch projects, developing its own NFT marketplace to facilitate users to buy and sell NFTs, as well as development of block chain-based online games. As of December 31, 2021, Hong Kong MQ had no operations. As of June 30, 2022, Hong Kong MQ has not generated revenue.

The Board regularly reviews the Company’s businesses and investments with a view towards utilizing the Company’s resources in a manner that it believes to be in the best interests of the Company and its stockholders. As part of this process, the Board from time to time evaluates certain distinct alternatives, including potential acquisitions, dispositions, business combinations and separations, with an objective of long-term growth as measured by increases in book value and intrinsic value over time.

Based on its review, analyses and discussions, the Board has determined that the sale of the Company’s wholly-owned subsidiaries, Hong Kong Takung and Hong Kong MQ, to the Purchaser is in the best interests of the Company and its stockholders. Accordingly, on October 6, 2022, the Board approved the Disposition.

Reports, Opinions and Appraisals

The Company engaged Access Partner Consultancy & Appraisals Limited (“Access Partner”) to render an opinion as to whether the disposition consideration to be received by the Company is fair to the Company’s shareholders from a financial point of view. The Company decided to engage Access Partner as the Company determined that Access Partner has substantial experience in similar matters. Access Partner rendered its written opinion to the board of directors on [            ], 2022 that the disposition consideration to be received by the Company was fair to the Company’s shareholders from a financial point of view.

The Company paid an aggregate cash fee of $[            ] to Access Partner for its opinion and has obtained consent from Access Partner for the use of its fairness opinions in this proxy statement.

Access Partner’s opinion was provided to the directors for their assessment of the disposition and only addressed the fairness to the Company’s shareholders, from a financial point of view, of disposition consideration to be received by the Company pursuant to the disposition agreement as of the date of the opinion and did not address any other aspects or implications of the disposition.

The summary of Access Partner’s opinion below is qualified in its entirety by reference to the full text of the written opinion, which is included as Annex C to this proxy statement. This summary also describes the procedures, assumptions, qualifications and limitations, and other matters considered by Access Partner in preparing its opinion. However, neither Access Partner’s written opinion nor the summary of its opinion set forth in this proxy statement purports to be, or constitutes advice or recommendations to, any shareholder as to how such shareholder should act or vote with respect to the disposition proposal.

In arriving at its opinion, Access Partner had discussions with the management of the Company, conducted the procedures as described in opinion and relied on information obtained from general procedures. Among other things, Access Partner:

(i)     Reviewed audited financial statements for the Company for the fiscal year ended December 31, 2021;

(ii)    Certain historical publicly available business and financial information concerning the Hong Kong Takung and Hong Kong MQ;

(iii)   Certain internal documents relating to the past and current operations, financial conditions and probable future outlook of Hong Kong Takung and Hong Kong MQ, provided to Access Partner by the management of the Company;

(iv)   Documents related to the Disposition (collectively referred to as the “Transaction Documents”) including but not limited to the disposition agreement dated November 2, 2022, which Access Partner has reviewed;

(v)    Discussed the information referred to above (i) to (iv) and the background and other elements of the Disposition with the management of the Company;

(vi)   Discussed with the management of the company regarding its plan and intentions with respect to the future management and operation of Hong Kong Takung and Hong Kong MQ;

(vii)  Performed certain valuation analysis using generally accepted valuation and analytical technique as applying income approach; and

(viii) Conducted such other analysis and considered such as factors as Access Partner deemed necessary or appropriate.

Access Partner has relied upon and assumed, without assuming any responsibility for independent verification, the accuracy, completeness and fair presentation of all of the financial and other information that was obtained from public sources or supplied to them from private sources, including the Company’s management. With respect to any estimates, evaluations, forecasts and projections including, without limitation to, the projection furnished to Access Partner by the management of the Company, Access Partner has assumed that such information was reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same, and Access Partner expresses no opinion with respect to such estimates, evaluations, forecasts or projections or the underlying assumptions. Access Partner has assumed that all information relating to Hong Kong Takung and Hong Kong MQ and the Transaction provided to Access Partner and representations made by the Company management regarding Hong Kong Takung and Hong Kong MQ and the Transaction are true and accurate in all material respects, did not and does not omit to state a material fact in respect of Hong Kong Takung and Hong Kong MQ or the Transaction necessary to make the information not misleading in light of the circumstances under which the information was provided. Access partner has further assumed that the representations and warranties by all parties in the Transaction Documents are true and correct in all material respects and that each party to the Transaction Documents will fully and duly perform all covenants, undertakings and obligations required to be performed by such party in good faith. In addition, Access Partner has relied upon and assumed, without independent verification, that the final versions of all documents reviewed by Access Partner in draft form, including the Transaction Documents, conform in all material respects to the drafts reviewed. Access Partner has assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of Hong Kong Takung and Hong Kong MQ since the date of the most recent financial statements and other information made available to Access Partner, and that there is no information or facts that would make the information reviewed by Access Partner incomplete or misleading. Access Partner has relied upon and assumed that all of the conditions required to implement the Transaction will be satisfied and that the Transaction will be completed in accordance with the Transaction Documents without any amendments thereto or any waivers of any terms or conditions thereof, and in a manner that complies in all material respects with all applicable laws.

Access Partner has relied upon the fact that the Board and the Company have been advised by counsel as to all legal matters with respect to the Transaction, including whether all procedures required by law to be taken in connection with the Transaction have been duly, validly and timely taken. Access Partner has further assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any undue delay, limitation, restriction or condition that would have a material effect on Hong Kong Takung and Hong Kong MQ or the contemplated benefits expected to be derived in the Transaction.

Access Partner has not been requested to, and did not, (a) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Transaction, the assets, businesses or operations of Hong Kong Takung and Hong Kong MQ or any alternatives to the Transaction, (b) negotiate the terms of the Transaction, and therefore, Access Partner has assumed that such terms are the most beneficial terms, from the Company’s perspective, that could, under the circumstances, reasonably be negotiated among the parties to the Transaction Documents and the Transaction, or (c) advise the Board or any other party with respect to alternatives to the Transaction. Access Partner did not undertake an independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Targets are or may be parties or are or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which Hong Kong Takung and Hong Kong MQ are or may be parties or is or may be subject.

Effect on the Company if the Disposition is Not Completed

If the Disposition is not approved by the shareholders or if the Disposition is not completed for any other reason, our management expects that the business will be operated as how it is currently being operated until we pursue another strategic alternative, and that our shareholders will continue to be subject to the same risks and opportunities to which they are currently subject.

Interests of Directors and Executive Officers in the Proposed Disposition

The Company’s directors and executive officers do not presently have any interest in the proposal that is not shared by the shareholders of the Company.

Appraisal Rights

The shareholders do not have appraisal or dissenters’ rights under the Company’s bylaws or under the Delaware law.

The Disposition Agreement

The following is a summary of the material terms and conditions of the disposition agreement, which is attached as Annex D to this proxy statement and is incorporated by reference herein. This summary does not purport to be complete and may not contain all of the information about the disposition agreement that is important to you. You are encouraged to read the disposition agreement in its entirety because it is the legal document that governs the matters discussed in the summary below.

The Disposition

At the closing and subject to and upon the terms and conditions of the disposition agreement, the Company will sell, transfer, convey, assign and deliver to the Purchaser, and the Purchaser will purchase, acquire and accept from the Company, all of the equity ownership and all relevant rights and interests of Hong Kong Takung and Hong Kong MQ (which we refer to as the equity interests), free and clear of all liens. In exchange for the equity interests, the Purchaser agreed to pay US$1,500,000 to the Company.

Representations and Warranties

The disposition agreement contains certain customary representations and warranties made by the Purchaser, the Company, Hong Kong Takung and Hong Kong MQ. These representations and warranties include, among other things:

(i)     The Purchaser and Seller have all requisite power and authority to execute and deliver the Disposition Agreement

(ii)    Due organization and good standing of Hong Kong Takung and Hong Kong MQ; and

(iii)   The execution, delivery and performance of the Disposition Agreement will not require the consent of any governmental authority.

Closing Conditions

The obligation of each of the Purchaser, the Company, Hong Kong Takung and Hong Kong MQ to complete the disposition is subject to the fulfillment (or waiver, to the extent permissible under applicable law) of certain customary closing conditions, including:

(i)     The payment of the purchase price by the Purchaser;

(ii)    The receipt of a fairness opinion from Access Partner Consultancy & Appraisals; and

(iii)   The transfer of the equity of Hong Kong Takung and Hong Kong MQ to the Purchaser.

Amendment and Termination

The disposition agreement may only be amended, supplemented or modified pursuant to a written agreement signed by the Purchaser and the Company.

Governing Law

The execution, validity, interpretation, performance, implementation and dispute resolution of the disposition agreement is governed by and construed in accordance with the laws of New York. Any dispute arising out of or in connection with the disposition agreement will be settled by the parties through friendly negotiation. Either party may submit any dispute failing friendly settlement to competent courts where this disposition agreement is executed.

Vote Required

Proposal No. 3 (the approval of the Disposition) will be approved if a majority of the total votes properly cast electronically or by proxy at the Meeting by the holders of ordinary shares vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the approval of the Disposition as described in this Proposal No. 3.

PROPOSAL 4 —  APPROVAL OF THE ADOPTION OF THE MERGER AGREEMENT

The Merger Agreement

The following includes a brief summary of the material provisions of the Merger Agreement, a copy of which is attached as Appendix A and incorporated by reference into this Proxy Statement. We encourage you to read the Merger Agreement in its entirety for a more complete description of the merger. In the event of any discrepancy between the terms of the Merger Agreement and the following summary, the Merger Agreement will control.

Introduction

The Merger Agreement you are being asked to adopt at the Annual Meeting provides for a merger that would result in your shares of the Company common stock being converted into the right to receive an equal number of ordinary shares in the capital of NFT Limited, an exempted company incorporated under the laws of the Cayman Islands. Under the Merger Agreement, NFT Limited, a wholly owned subsidiary of the Company, will merge with and into the Company, with NFT Limited surviving the merger. If the Merger Agreement is adopted by the stockholders, we anticipate that the merger will become effective at 10:00 a.m., Beijing Time, on [            ], 2022. Following the merger, NFT Limited will own and continue to conduct our business in substantially the same manner as is currently being conducted by the Company and its subsidiaries. Immediately following the merger, you will own an interest in NFT Limited, which will be managed by the same Board of Directors and executive officers that managed the Company immediately prior to the merger. Additionally, the consolidated assets and employees of NFT Limited will be the same as those of the Company immediately prior to the merger.

The Parties to the Merger

The Company is a holding company incorporated in the state of Delaware. Thought our subsidiaries, we currently operate an electronic online platform located at https://www.nftoeo.com/ for artists, art dealers and art investors to offer and trade in ownership over valuable artwork in the form of non-fungible token or NFT. In addition, we also provide NFT consulting with respect to the strategic utilization of blockchain technology and NFT launch. Given our goal to create multiple potential revenue streams and continue to diverse the business model, we are also exploring NYF gaming business including sales of in-game characters NFTs and sales of membership packs.

NFT Limited is a newly formed exempted company incorporated under the laws of the Cayman Islands and currently a wholly owned subsidiary of the Company An “exempted” company under the laws of the Cayman Islands is one which receives such registration as a result of satisfying the Registrar of Companies in the Cayman Islands that it conducts its operations mainly outside of the Cayman Islands and is as a result exempted from complying with certain provisions of the Cayman Islands Companies Law, such as the general requirement to file an annual return of its shareholders with the Registrar of Companies, and is permitted flexibility in certain matters, such as the ability to register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands. NFT Limited does not have a significant amount of assets or liabilities and has not engaged in any business since its formation other than activities associated with its anticipated participation in the merger. Following the merger, NFT Limited, together with its subsidiaries, will own and continue to conduct our business in substantially the same manner as is currently being conducted by the Company and its subsidiaries.

The principal executive offices of both of the Company and NFT Limited are located at Office Q 11th Floor, Kings Wing Plaza 2, No. 1 Kwan Street, Sha Tin, New Territories, Hong Kong, and the telephone number of each company is +8613020144962.

Background and Reasons for the Merger

We believe the merger, which would change our place of incorporation from the United States to the Cayman Islands, is consistent with our international corporate strategy and would allow us to reduce operational, administrative, legal and accounting costs over the long term.

As noted, following the completion of the merger, NFT Limited is expected to qualify as a “foreign private issuer” under the rules and regulations of the SEC and we expect that the reduced reporting obligations associated with being a foreign private issuer will reduce operational, administrative, legal and accounting costs in the long term. NFT Limited will remain subject to the mandates of the Sarbanes-Oxley Act, and, as long as NFT Limited’s ordinary shares are listed on the NYSE American, the governance and disclosure rules of that stock exchange. However, as a foreign private issuer, NFT Limited will be exempt from certain rules under the Exchange Act that would otherwise apply if NFT Limited were a company incorporated in the United States or did not meet the other conditions to qualify as a foreign private issuer. For example:

•        NFT Limited may include in its SEC filings financial statements prepared in accordance with generally accepted accounting principles in the United States, or U.S. GAAP, or with the International Financial Reporting Standards, or IFRS, as issued by the International Accounting Standards Board, or IASB, without reconciliation to U.S. GAAP;

•        NFT Limited will not be required to provide as many Exchange Act reports, or as frequently or as promptly, as U.S. companies with securities registered under the Exchange Act. For example, NFT Limited will not be required to file current reports on Form 8-K within four business days from the occurrence of specific material events. Instead, NFT Limited will need to promptly furnish reports on Form 6-K any information that NFT Limited (a) makes or is required to make public under the laws of the Cayman Islands, (b) files or is required to file under the rules of any stock exchange or (iii) otherwise distributes or is required to distribute to its shareholders. Unlike Form 8-K, there is no precise deadline by which Form 6-K must be furnished. In addition, NFT Limited will not be required to file its annual report on Form 10-K, which may be due as soon as 60 days after its fiscal year end. As a foreign private issuer, NFT Limited will be required to file an annual report on Form 20-F within four months after its fiscal year end;

•        NFT Limited will not be required to provide the same level of disclosure on certain issues, such as executive compensation;

•        NFT Limited will not be required to conduct advisory votes on executive compensation;

•        NFT Limited will be exempt from filing quarterly reports under the Exchange Act with the SEC;

•        NFT Limited will not be subject to the requirement to comply with Regulation Fair Disclosure, or Regulation FD, which imposes certain restrictions on the selected disclosure of material information;

•        NFT Limited will not be required to comply with the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act; and

•        NFT Limited will not be required to comply with Section 16 of the Exchange Act requiring insiders to file public reports of their stock ownership and trading activities and establishing insider liability for profits realized from any “short-swing” trading transaction.

NFT Limited expects to take advantage of these exemptions if the merger is effected. Accordingly, after the completion of the merger, if you hold NFT Limited securities, you may receive less information about NFT Limited and its business than you currently receive with respect to the Company and be afforded less protection under the U.S. federal securities laws than you are entitled to currently. However, consistent with our policy of seeking input from, and engaging in discussions with, our stockholders, on executive compensation matters, NFT Limited intends to provide disclosure relating to its executive compensation philosophy, policies and practices and conduct an advisory vote on executive compensation once every three years after the merger is effected. However, NFT Limited expects to review this practice after the next such advisory vote and may at that time or in the future determine to conduct such advisory votes more frequently or to not conduct them at all.

Additionally, as a foreign private issuer, NFT Limited will be permitted to follow corporate governance practices in accordance with Cayman Islands laws in lieu of certain NYSE American corporate governance standards.

Conyers Dill & Pearman LLP, our Cayman Islands counsel, has advised us that there are no comparable Cayman Islands laws related to the above corporate governance standards. Notwithstanding the foregoing, we do not intend to initially rely on any NYSE American exemptions or accommodations for foreign private issuers following the merger.

We believe the merger and the related reorganization will enhance stockholder value. However, we cannot predict what impact, if any, the merger and reorganization will have in the long term in light of the fact that the achievement of our objectives depends on many things, including, among other things, future laws and regulations, as well as the development of our business.

For a discussion of the risk factors associated with the merger and reorganization, please see the section entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Merger and Reorganization.”

Disadvantages of Reorganizing in the Cayman Islands

There are certain disadvantages that accompany reorganizing in the Cayman Islands, including:

•        The Cayman Islands has a different body of securities laws and corporate laws as compared to the United States and may provide significantly less protection to investors;

•        Cayman Islands companies may not have standing to sue before the federal courts of the United States; and

•        NFT Limited’s constitutional documents do not contain provisions requiring that disputes, including those arising under the securities laws of the United States, between it and our officers, directors and shareholders be arbitrated.

NFT Limited’s corporate affairs are governed by NFT Limited’s memorandum and articles of association, the Companies Law and the common law of the Cayman Islands. The rights of shareholders to take action against the directors and officers of NFT Limited, actions by minority shareholders and the fiduciary responsibilities of our directors to us under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands, as well as from English common law, which has persuasive, but not binding, authority on a court in the Cayman Islands. The rights of our shareholders and the fiduciary responsibilities of our directors, although clearly established under Cayman Islands law, are not specifically prescribed in statute or a particular document in the same way that they are in certain statutes or judicial precedent in some jurisdictions in the United States.

Additionally, a significant portion of our operations are conducted in the PRC, and a significant portion of our assets are located in the PRC. After the merger, a majority of NFT Limited’s directors and all of its executive officers will continue to reside outside of the United States, and all or a substantial portion of such persons’ assets are or may be located outside the United States. As a result, it may be difficult for you to effect service of process within the United States upon NFT Limited or such persons, or to enforce against them in courts of the United States, Cayman Islands or PRC, judgments obtained in United States courts, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States.

The Merger

The steps that have been taken to date, and that will be taken, to complete the merger are:

•        The Company has formed NFT Limited, with the Company holding one Class A ordinary share issued by NFT Limited.

•        Following the Annual Meeting, provided we have obtained the requisite stockholder approval, (i) the Company will merge with and into NFT Limited, with NFT Limited surviving, and (ii) the single Class A ordinary share of NFT Limited issued and outstanding and registered in the name of the Company shall be surrendered by the Company upon which the Company shall cease to be entitled to any rights in respect of such share and shall be removed from the register of members of NFT Limited with respect to such share and the surrendered share shall be cancelled. All outstanding shares of the Company common stock will be converted into the right to receive an equal number of Class A ordinary shares of NFT Limited, which shares will be issued by NFT Limited as part of the merger.

•        As a result, the existence of the Company will, upon completion of the merger, cease and NFT Limited shall continue as the surviving entity.

Immediately prior to the Effective Time, all outstanding and unexercised portions of each option, warrant and security exercisable or convertible by its terms into the common stock of the Company (including convertible promissory notes), whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Company Stock Option”) shall be assumed by NFT Limited and shall be deemed to constitute an option, warrant or convertible security, as the case may be, to acquire the same number of ordinary shares of NFT Limited as the holder of such Company Stock Option would have been entitled to receive had such holder exercised or converted such Company Stock Option in full immediately prior to the Effective Time (not taking into account whether such Company Stock Option was in fact exercisable or convertible at such time), at the same exercise price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other material terms and conditions; and NFT Limited shall take all steps to ensure that a sufficient number of ordinary shares is reserved for the exercise of such Company Stock Options.

The Merger Agreement may be amended, modified or supplemented at any time before or after it is adopted by the stockholders of the Company. However, after adoption by the stockholders, no amendment, modification or supplement may be made or effected that requires further approval by the Company stockholders without obtaining that approval.

Possible Abandonment

Pursuant to the Merger Agreement, the Board of Directors of the Company may exercise its discretion to terminate the Merger Agreement, and therefore abandon the merger, at any time prior to the Effective Time, including after the adoption of the Merger Agreement by the Company’s stockholders. Please see the section entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Merger and Reorganization — Our Board of Directors may choose to defer or abandon the merger.”

Additional Agreements

NFT Limited expects to enter into indemnification agreements with those directors, executive officers and other officers and employees (including officers and employees of its subsidiaries) who currently have indemnification agreements with the Company. The NFT Limited indemnification agreements will be substantially similar to the Company’s existing indemnification agreements and will generally require that NFT Limited indemnify and hold an indemnitee harmless to the fullest extent permitted by law for liabilities arising out of the indemnitee’s current or past association with NFT Limited, any subsidiary of NFT Limited or another entity where he or she is or was serving at NFT Limited’s request as a director or officer or in a similar capacity that involves services with respect to any employee benefit plan. The indemnification agreements also provide for the advancement of defense expenses by NFT Limited.

In addition, NFT Limited’s shareholder approval (from and after the Effective Time) of the Company equity compensation plans to be assumed by NFT Limited for purposes of Section 422(b) of the Code, was established through approval of such plan by the Company, as the sole stockholder of NFT Limited, immediately prior to the merger. As part of the merger, NFT Limited will assume the Company’s any other plans and programs as provided in the Merger Agreement as may be amended immediately prior to the Effective Time. Although the merger will constitute a change in control for purposes of the foregoing equity compensation plans and other agreements with the Company’s executive officers, we will not incur any obligation as a result of the merger under the terms of the plans and agreements since NFT Limited will assume the plans and agreements and any such obligation will be waived in connection with the merger, if applicable.

Conditions to Completion of the Merger

The following conditions must be satisfied or waived, if allowed by law, to complete the merger and reorganization:

1.      the Merger Agreement has been adopted by the requisite vote of stockholders of the Company;

2.      none of the parties to the Merger Agreement is subject to any decree, order or injunction that prohibits the consummation of the merger;

3.      the registration statement of which this Proxy Statement is a part has been declared effective by the SEC and no stop order is in effect;

4.      the NFT Limited ordinary shares to be issued pursuant to the merger have been authorized for listing on NYSE American, subject to official notice of issuance and satisfaction of other standard conditions;

5.      all material consents and authorizations of, filings or registrations with, and notices to, any governmental or regulatory authority required of the Company, NFT Limited or their subsidiaries to consummate the merger have been obtained or made; and

6.      the representations and warranties of the parties to the Merger Agreement set forth in the Merger Agreement are true and correct in all material respects, and the covenants of the parties set forth in the Merger Agreement (other than those to be performed after the Effective Time) have been performed in all material respects.

Our Board of Directors currently does not anticipate any circumstances in which it would waive the conditions listed above; however, in the event it determines that a waiver of any such conditions is in the best interests of our stockholders and that such change to the terms of the merger does not make the disclosure provided to our stockholders materially misleading (for example, if a representation in the Merger Agreement is not true but there is otherwise no harm to the Company or our stockholders), our Board of Directors will not resolicit shareholder approval of the merger. If a waiver of any condition listed above would make the disclosure provided to our stockholders materially misleading, our Board of Directors will resolicit shareholder approval of the merger. Additionally, our Board of Directors reserves the right to defer or abandon the merger as well for the reasons described under “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Merger and Reorganization — Our Board of Directors may choose to defer or abandon the merger.”

Stock Compensation and Benefit Plans and Programs

As part of the merger, NFT Limited has agreed to assume all of the Company’s rights and obligations under the Company’s 2018 Equity Incentive Plan as may be amended immediately prior to the Effective Time. The plan that provides benefits to employees of subsidiaries of the Company will, upon being assumed by NFT Limited, continue to provide benefits to such employees consistent with the current manner. For those plans that currently provide for the issuance of the Company common stock, following the merger, NFT Limited ordinary shares will be issued, with no anticipated increase to our “overhang,” which we define for this purpose as the total number of shares required to be issued pursuant to the exercise of options and/or other equity awards outstanding and assumed by NFT Limited in connection with the merger or shares otherwise available for issuance under our equity compensation plans assumed by NFT Limited. Except as described below, all rights to purchase or receive, or receive payment based on, the Company common stock arising under our equity compensation plans will entitle the holder to purchase or receive, or receive payment based on, as applicable, an equal number of NFT Limited ordinary shares.

Effective Time

Provided that we have obtained the requisite stockholder approval at the Annual Meeting, we anticipate that the merger will become effective at 10:00 a.m., Beijing Time, on [            ], 2022. Our Board of Directors will have the right, however, to defer or abandon the merger at any time if it concludes that completion of the merger would not be in the best interests of the Company or our stockholders.

Management of NFT Limited

Immediately prior to the Effective Time, the directors and officers of the Company at such time will be elected or appointed as the directors and officers of NFT Limited (to the extent the directors and officers of NFT Limited and the Company are not already identical), each such person to have the same office(s) with NFT Limited (and the same class designations and committee memberships in the case of directors) as he or she held with the Company, with the directors to serve until the earlier of the next meeting of the NFT Limited shareholders at which an election of directors of their respective classes is required or until their successors are elected or appointed (or their earlier death, disability or retirement).

Regulatory Approvals

The only governmental or regulatory approvals or actions that are required to complete the merger are compliance with U.S. federal and state securities laws, NYSE American rules and regulations and DGCL (including the filing with the Secretary of State of the State of Delaware of a certificate of merger).

Rights of Dissenting Stockholders

Under the DGCL, you will not have appraisal rights in connection with the merger because, among other reasons, the NFT Limited shares you receive in the merger will be listed on NYSE American.

Ownership in NFT Limited

The Company common stock registered in your name or which you beneficially own through your broker will be converted into the right to receive an equal number of NFT Limited Class A ordinary shares and such shares will be registered in your name (or your broker’s name, as applicable) in NFT Limited’s register of members upon completion of the merger, without any further action on your part. Upon completion of the merger, only registered shareholders reflected in NFT Limited’s register of members will have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon NFT Limited ordinary shares registered in their respective names. Any attempted transfer of the Company stock prior to the merger that is not properly documented and reflected in the stock records maintained by the Company’s transfer agent as of immediately prior to the Effective Time will not be reflected in NFT Limited’s register of members upon completion of the merger. Registered holders of NFT Limited’s ordinary shares seeking to transfer NFT Limited ordinary shares following the merger will be required to provide customary transfer documents required by NFT Limited’s transfer agent to complete the transfer.

If you hold the Company’s common stock in uncertificated book-entry form (for example, if you hold your shares through a broker), at the Effective Time, the Company common stock registered in your name or which you beneficially own through your broker will be converted into the right to receive an equal number of NFT Limited ordinary shares and such shares will be registered in your name (or your broker’s name, as applicable) in book-entry form without any action on your part.

If you hold the Company’s common stock in certificated form, you may exchange your stock certificates for new NFT Limited share certificates promptly following the merger. We will request that all the Company stock certificates be returned to NFT Limited’s transfer agent following the merger. Soon after the closing of the merger, you will be sent a letter of transmittal from our exchange agent. It is expected that, prior to the Effective Time, VStock Transfer, LLC will be appointed as our exchange agent for the merger. The letter of transmittal will contain instructions explaining the procedure for surrendering your stock certificates for new NFT Limited share certificates. YOU SHOULD NOT RETURN STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD.

The Company’s current transfer agent is VStock Transfer, LLC, which will continue to serve as the transfer agent for NFT Limited Class A ordinary shares after the Effective Time.

Stock Exchange Listing

The Company’s common stock is currently listed on NYSE American under the symbol “TKAT.” There is currently no established public trading market for NFT Limited’s Class A ordinary shares. However, it is a condition to the completion of the merger that the shares of NFT Limited will be authorized for listing on NYSE American, subject to official notice of issuance and satisfaction of other standard conditions. As such, we expect that as of the Effective Time, NFT Limited’s Class A ordinary shares will be authorized for listing on NYSE American, and we expect such shares will be traded on the exchange under the symbol “[      ].”

It is anticipated that NFT Limited will qualify as a foreign private issuer in the U.S. following the merger. As a foreign private issuer, NFT Limited will be permitted to follow corporate governance practices in accordance with Cayman Islands laws in lieu of certain NYSE American corporate governance standards. However, we do not intend to initially rely on any NYSE American exemptions or accommodations for foreign private issuers following the merger.

Accounting Treatment of the Merger

The merger will be accounted for as a legal reorganization with no change in ultimate ownership interest immediately before and after the transaction. Accordingly, all assets and liabilities will be recorded at historical cost as an exchange between entities under common control. Please see the section entitled “Summary — Summary Pro Forma Financial Information.”

Taxation

The following discussion of the material Cayman Islands, People’s Republic of China and United States federal income tax consequences is based upon laws and relevant interpretations thereof effective as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect. This discussion does not deal with all possible tax consequences relating to the merger or otherwise, such as the tax consequences under state and local and tax laws.

Cayman Islands Taxation

The Cayman Islands Government (or any other taxing authority in the Cayman Islands) currently does not levy taxes on individuals or corporations based upon profits, income, gains or appreciation, and there is no taxation in the Cayman Islands in the nature of inheritance tax or estate duty. There are no other taxes likely to be material to NFT Limited levied by the Government of the Cayman Islands except for stamp duty which may be applicable on instruments executed in, or brought within the jurisdiction of the Cayman Islands. No stamp duties or other similar taxes or charges are payable under the laws of the Cayman Islands in respect of the execution or delivery of any of the documents relating the proposed merger or the performance or enforcement of any of them, unless they are executed in or thereafter brought within the jurisdiction of the Cayman Islands for enforcement purposes or otherwise. We do not intend that any documents relating the proposed merger be executed in or brought within the jurisdiction of the Cayman Islands. There are no exchange control regulations or currency restrictions in the Cayman Islands.

People’s Republic of China Taxation

Under the CIT Law and its implementation rules, both effective on January 1, 2008, all domestic and foreign investment companies will be subject to a uniform enterprise income tax at the rate of 25% and dividends from PRC enterprises to their foreign shareholders will be subject to a withholding tax at a rate of 10% if the foreign investors are considered as non-resident enterprises without any establishment or place within the PRC or if the dividends payable have no connection with the establishment or place of the foreign investors within the PRC, unless any such foreign investor’s jurisdiction of incorporation has a tax treaty with the PRC that provides for a lower withholding tax rate. In accordance with Caishui (2008) No. 1 issued by the Ministry of Finance, or MOF, and SAT on February 22, 2008, the accumulative undistributed profits of foreign investment companies generated before January 1, 2008, and distributed to foreign investors after year 2008, shall be exempt from withholding tax.

The CIT Law has introduced the concept of “resident enterprises” and corresponding tax liability on resident enterprises’ worldwide income, whilst “non-resident enterprises” without any place or establishment in the PRC are required to pay 10% income tax on their passive incomes from sources within China only. A resident enterprise refers to an enterprise that (i) was established/incorporated within the PRC or (ii) was established/incorporated under the laws of a foreign jurisdiction but has its “de facto management body” in the PRC. A non-resident enterprise refers to an enterprise which was established/incorporated under the laws of a foreign jurisdiction and does not have its “de facto management body” in the PRC, but has an establishment or place in the PRC, or has China-sourced income even though it does not have any establishment or place in the PRC.

Under the implementation rules of the CIT Law, “de facto management body” is defined as an organization that has material and overall management and control over the business, personnel, accounts and properties of an enterprise. In April 2009, the SAT issued a Notice on Issues Relating to Determination of PRC-Controlled Offshore Enterprises as PRC Resident Enterprises Based on “De Facto Management Body” Test, or SAT Circular No. 82, under which, an offshore enterprise controlled by a PRC enterprise or a PRC enterprise group will be characterized as a “resident enterprise” due to the fact that its “de facto management body” is located within the PRC, if all of the following conditions are met at the same time: (i) the senior management personnel responsible for its daily operations and the place where the senior management departments discharge their responsibilities are located primarily in the PRC; (ii) its finance and human resources related decisions are made by or are subject to the approval of institutions or personnel located in the PRC; (iii) its major assets, books and records, company seals and minutes of its board of directors and shareholder meetings are located or kept in the PRC; and (iv) senior management personnel or 50% or more of the members of its board of directors with voting power of the enterprise reside in the PRC. SAT Circular No. 82 further specifies that the principle of “substance over form” shall be adopted in determining whether the “de facto management body” is located within China.

We currently are not treated as a PRC resident enterprise by the Chinese tax authority and as a result, we have not withheld PRC income taxes from our foreign investors and as a non-resident enterprise, we are subject to PRC withholding tax if we receive dividends directly from our PRC subsidiaries paid by them using funds out of their profits generated on and after January 1, 2008.

Nevertheless, a significant portion of our operations are currently based in the PRC and are likely to remain based in the PRC after the merger. Moreover, a significant portion of our management team, who are in charge of finance and human resources related decisions, will perform their duties mainly in the PRC, and over 50% of our board members habitually reside in the PRC. Our main properties, accounting books and records, company seals and minutes of board meetings are maintained in China.

However, the rules regarding the determination of the “de facto management body” are relatively new and whether such rules may apply to us is unclear. Due to lack of further written clarification by the SAT, there is still a uncertainty around the interpretation of each of the four conditions as specified in SAT Circular No. 82 and the principle of “substance over form” and the implementation of SAT Circular No. 82 by Chinese tax authorities in practice. It also remains unclear what percentage of shares of an offshore enterprise must be held by a PRC entity or group in order for the offshore enterprise to be deemed as an offshore enterprise controlled by a PRC enterprise or a PRC enterprise group, and whether shares held by PRC resident individuals are counted pursuant to SAT Circular No. 82.

Due to the lack of clear guidance on the determination of our tax residency under the CIT Law, it remains unclear whether the PRC tax authorities will treat us as a PRC resident enterprise either before or after the merger or what effect, if any, the merger will have on the determination. As a result, we cannot express an opinion as to the likelihood that we will be subject to the tax applicable to resident enterprises or non-resident enterprises under the CIT Law. If NFT Limited is treated as a PRC resident enterprise, it will be subject to PRC tax on its worldwide income at the 25% uniform tax rate, but the dividends distributed from its subsidiaries that are or deemed to be PRC resident enterprises should be tax-exempt income. In addition, if NFT Limited is considered a PRC resident enterprise, the dividends paid by it to the non-PRC shareholders may be regarded as income from sources within the PRC pursuant to SAT Circular No. 82, and therefore the non-PRC institutional shareholders may be subject to a 10% withholding tax, and the non-PRC individual shareholders may be subject to a 20% withholding tax unless they are able to claim a lower tax rate pursuant to applicable tax treaties.

Furthermore, if NFT Limited is treated as a PRC resident enterprise, there is a possibility that the capital gains realized by its non- PRC shareholders from the transfer of their shares may be regarded as income from sources within the PRC for PRC tax purposes. If such capital gains are taxed in China, the applicable income tax rate would be 10% for non-PRC institutional shareholders, and 20% for non-PRC individual shareholders. If the non-PRC shareholders are US residents that are eligible for PRC-US Tax Treaty benefits, whether capital gains should be taxed in China is unclear.

Pursuant to Paragraph 5 of Article 12 of the PRC-US Tax Treaty, gains from the alienation of shares of a company which is a PRC resident other than those mentioned in paragraph 4 representing a participation of 25 per cent may be taxed in China. Paragraph 6 of Article 12 of the PRC-US Tax Treaty further specifies that “[G]ains derived by a resident of a Contracting State from the alienation of any property other than that referred to in paragraphs 1 through 5 and arising in the other Contracting State may be taxed in that other Contracting State.” By virtue of this provision, the capital gains realized by the US residents may be taxed in the PRC if the capital gains are considered as “arising in” the PRC. Under the CIT Law and its implementing rules, the capital gains from transfer of shares may be considered as “arising in” the PRC if the enterprise whose shares are transferred is “located in” China. If NFT Limited is considered a PRC resident enterprise, and if the Chinese tax authorities take the position that a PRC resident enterprise is deemed to be located in China, the capital gains realized by the US residents from transfer of their shares may be taxed in the PRC depending on how the PRC-US Tax Treaty is interpreted and implemented by the Chinese tax authorities.

Material United States Federal Income Tax Consequences Relating to the Merger and the Ownership and Disposition of NFT Limited Ordinary Shares

The following is a summary of material U.S. federal income tax consequences of the merger and of the ownership and disposition of NFT Limited ordinary shares after the merger, but does not purport to be a complete analysis of all the potential tax considerations relating thereto. To the extent the discussion relates to matters of U.S. federal income tax law, and subject to the qualifications herein, it represents the opinion of Hunter Taubman Fischer and Li LLC, our United States counsel. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as of the date hereof. These authorities may be changed, possibly retroactively, so as to result in U.S. federal income or estate tax consequences different from those set forth below. We have not sought any ruling from the IRS, with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS will agree with such statements and conclusions.

This discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of particular circumstances, nor does it address the U.S. federal income tax consequences to persons who are subject to special rules under U.S. federal income tax law, including:

•        banks, insurance companies or other financial institutions;

•        persons subject to the alternative minimum tax;

•        tax-exempt organizations;

•        controlled foreign corporations, passive foreign investment companies and corporations that accumulate earnings to avoid United States federal income tax;

•        dealers in securities or currencies;

•        traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;

•        persons that own, or are deemed to own, more than five percent of our capital stock (except to the extent specifically set forth below);

•        holders who acquired our stock as compensation or pursuant to the exercise of a stock option

•        persons who hold our common stock as a position in a hedging transaction, “straddle,” or other risk reduction transaction; or

•        persons who do not hold our common stock as a capital asset (within the meaning of Section 1221 of the Code).

•        partnerships or other entities taxable as partnerships for U.S. federal income tax purposes, or persons holding common stock through such entities,

all of whom may be subject to tax rules that differ significantly from those discussed below.

In addition, unless expressly provided below, this discussion does not address any foreign, state, or local laws or U.S. federal estate and gift tax laws.

For purposes of this discussion, a U.S. holder is (i) an individual who is a citizen or resident of the United States for U.S. federal income tax purposes; (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States (or treated as such under applicable U.S. tax laws), any state thereof, or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) it has a valid election in effect under applicable law and regulations to be treated as a U.S. person for U.S. federal income tax purposes. A non-U.S. holder is a holder that is not a U.S. holder.

In the case of a partnership or entity classified as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. Partners of partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the merger or of the ownership and disposition of NFT Limited ordinary shares.

Tax Consequences of the Merger to the Company and NFT Limited

NFT Limited Will Be Treated As a U.S. Corporation

Notwithstanding IRC Section 7701(a)(4), pursuant to Section 7874 of the Code, NFT Limited will be treated as a U.S. corporation for all purposes under the Code because (i) after the merger, NFT Limited will not have substantial business activities in the Cayman Islands and (ii) the former holders of the Company common stock will hold, by reason of owning shares of the Company common stock, at least 80% or more of the NFT Limited ordinary shares. Because NFT Limited will be treated as a U.S. corporation for all purposes under the Code, NFT Limited will not be treated as a “passive foreign investment company,” as such rules apply only to non-U.S. corporations for U.S. federal income tax purposes.

Taxation of the Company and NFT Limited

We expect that neither the Company nor NFT Limited will incur U.S. income tax as a result of completion of the merger.

Tax Consequences of the Merger to U.S. Holders and Reporting Requirements

U.S. holders will not recognize gain or loss for U.S. federal income tax purposes upon receipt of NFT Limited ordinary shares in exchange for the Company common stock. The aggregate tax basis in the ordinary shares of NFT Limited received in the merger will equal each such U.S. holder’s aggregate tax basis in the Company common stock surrendered. A U.S. holder’s holding period for the ordinary shares of NFT Limited that are received in the merger generally will include such U.S. holder’s holding period for the common stock of the Company surrendered.

U.S. holders who owned at least 5% of the Company’s outstanding stock or the Company common stock with a basis of $1,000,000 or more for U.S. federal income tax purposes who receive NFT Limited ordinary shares as a result of the merger will be required to file with such U.S. holders’ U.S. federal income tax returns for the year in which the merger takes place a statement setting forth certain facts relating to the merger. Such statements must include the U.S. holders’ tax basis in, and fair market value of, the Company common stock surrendered in the merger.

U.S. holders should note that the state income tax consequences of the merger depend on the tax laws of such state. It is possible that the merger may be taxable under the tax laws of some states, including, e.g., California. U.S. holders are urged to consult their own tax advisors as to specific tax consequences to them of the merger in light of their particular circumstances, including the applicability and effect of any state, local, or foreign tax laws and of changes in applicable tax laws.

Tax Consequences of the Ownership and Disposition of NFT Limited Ordinary Shares to U.S. Holders

Distributions

NFT Limited does not currently anticipate paying distributions on its ordinary shares. In the event that distributions are paid, however, the gross amount of such distributions will be included in the gross income of the U.S. holder as dividend income on the date of receipt to the extent that the distribution is paid out of current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be eligible for the dividends-received deduction allowed to corporations in respect of dividends received from other U.S. corporations. Dividends received by non-corporate U.S. holders, including individuals, may be subject to reduced rates of taxation under current law. A U.S. holder may be eligible to claim a foreign tax credit with respect to any PRC withholding tax imposed on dividends paid by us. However, the foreign tax credit rules are complex, and their application in connection with Section 7874 of the Code in the presence of the Agreement Between the Government of the United States of America and the Government of the People’s Republic of China for the Avoidance of Double

Taxation and the Prevention of Tax Evasion with Respect to Taxes on Income, or the U.S.-PRC Tax Treaty, are not entirely clear at this time. U.S. holders should consult their own tax advisors with respect to any benefits they may be entitled to under the foreign tax credit rules and the U.S.-PRC Tax Treaty.

To the extent that dividends paid on NFT Limited ordinary shares exceed current and accumulated earnings and profits, the distributions will be treated first as a tax-free return of tax basis on the NFT Limited ordinary shares, and to the extent that the amount of the distribution exceeds tax basis, the excess will be treated as capital gain.

Sale or Other Disposition

U.S. holders of NFT Limited ordinary shares will recognize taxable gain or loss on any sale, exchange, or other taxable disposition of ordinary shares equal to the difference between the amount realized for the NFT Limited ordinary shares and the U.S. holder’s tax basis in the ordinary shares. This gain or loss generally will be capital gain or loss. Non-corporate U.S. holders, including individuals, will be eligible for reduced tax rates if the NFT Limited ordinary shares have been held for more than one year. A U.S. holder’s holding period for NFT Limited ordinary shares should include such U.S. holder’s holding period for the ordinary shares of the Company surrendered in the merger. The deductibility of capital losses is subject to limitations. A U.S. holder may be eligible to claim a foreign tax credit with respect to any PRC withholding tax imposed on gain from the sale or other disposition of NFT Limited ordinary shares. However, the foreign tax credit rules are complex, and their application in connection with Section 7874 of the Code in the presence of the U.S.-PRC Tax Treaty are not entirely clear at this time. U.S. holders should consult their own tax advisors with respect to any benefits they may be entitled to under the foreign tax credit rules and the U.S.-PRC Tax Treaty.

Recent Legislation

Recent legislation requires certain U.S. holders who are individuals, trusts or estates to pay a 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of shares of stock for taxable years beginning after December 31, 2012. U.S. holders should consult their own advisors regarding the effect, if any, of this legislation on their ownership and disposition of NFT Limited ordinary shares.

Consequences if the Merger Does Not Qualify as a Reorganization

If contrary to the opinion described above, the merger fails to qualify as a reorganization, subject to the PFIC rules discussed below, a U.S. holder that exchanges its stock of the Company for the merger consideration will recognize gain or loss equal to the difference between (i) the sum of (a) the fair market value of the NFT Limited shares received, (b) the amount of cash consideration received pursuant to the merger, and (c) any cash received in lieu of fractional NFT Limited shares, and (ii) the U.S. holder’s adjusted tax basis in the stock of the Company exchanged. A U.S. holder’s aggregate tax basis in the NFT Limited shares received will be the fair market value of those shares on the date the U.S. holder receives them. The U.S. holder’s holding period for the NFT Limited shares received pursuant to the merger will begin on the day after the date the U.S. holder receives such NFT Limited.

Such gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if the U.S. holder’s holding period for the shares of the Company exceeds one year at the time of the merger. Long-term capital gains of non-corporate U.S. holders, including individuals, currently are subject to reduced rates of U.S. federal income taxation. Any gain recognized by a U.S. holder will be treated as income from sources within the United States for U.S. foreign tax credit limitation purposes. The deductibility of capital losses is subject to limitations under the Code.

PFIC Considerations

A non-U.S. corporation will be classified as a PFIC for any taxable year if at least 75 percent of its gross income consists of passive income (such as dividends, interest, rents, royalties or gains on the disposition of certain minority interests), or at least 50 percent of the average value of its assets (determined on the basis of a quarterly average) is attributable to assets that produce, or are held for the production of, passive income (including for this purpose its pro rata share of the gross income and assets of any corporation in which it is considered to own at least 25 percent of the shares, by value).

The Company was a Domestic U.S. Corporation (and/or for any other reason that might be excluded from being characterized as a PFIC) and therefore was not a PFIC for its 2022 taxable year and does not expect to be a PFIC in its current year. If (a) the Company has been a PFIC for any taxable year during the holding period of a U.S. holder (and a U.S. holder of the Company stock has not made certain elections with respect to its Company stock), and (b) NFT Limited is not a PFIC in the taxable year of the merger (as expected), such U.S. holder would likely recognize gain (but not loss if the merger qualifies as a reorganization) upon the exchange of the Company stock for NFT Limited shares pursuant to the merger. The gain (or loss) would be computed as described above under “— Consequences if the Merger Does Not Qualify as a Reorganization.” Any such gain recognized by such U.S. holder on the exchange of the Company stock for NFT Limited shares would be allocated ratably over the U.S. holder’s holding period for the Company stock. Such amounts allocated for the current taxable year and any taxable year prior to the first taxable year in which the Company was a PFIC would be treated as ordinary income, and not as capital gain, in the U.S. holder’s taxable year, and such amounts allocated to each other taxable year beginning with the year that the Company became a PFIC would be taxed at the highest tax rate in effect for each year to which the gain was allocated, together with a special interest charge on the tax attributable to each such year.

NFT Limited believes that it was not a PFIC for its 2022 taxable year and, based on the nature of its business, and the current and anticipated composition of its income and assets (including the the Company assets acquired in the merger), NFT Limited anticipates that it will not be treated as a PFIC for U.S. federal income tax purposes for the current taxable year or the foreseeable future, namely in connection with application of IRC Section 7874. However, this is a factual determination made annually after the close of each taxable year, based on NFT Limited’s composition of income and assets and shareholders. Accordingly, in an abundance of caution, If NFT Limited were characterized as a PFIC for any taxable year, U.S. holders of NFT Limited shares would suffer adverse tax consequences. These consequences may include having gains realized on the disposition of offered shares treated as ordinary income rather than capital gains, and being subject to punitive interest charges on certain dividends and on the proceeds of the sale or other disposition of the NFT Limited shares. U.S. holders would also be subject to annual information reporting requirements. In addition, if NFT Limited were a PFIC in a taxable year in which NFT Limited paid a dividend or the prior taxable year, such dividends would not be eligible to be taxed at the reduced rates applicable to qualified dividend income (as discussed above).

U.S. holders should consult their own tax advisors regarding the application of the PFIC rules to the exchange of the Company stock for merger consideration pursuant to the merger and, after the merger, their ownership of the NFT Limited shares.

Tax Consequences of the Merger to Non-U.S. Holders

The receipt of NFT Limited ordinary shares in exchange for the Company common stock will not be a taxable transaction to non-U.S. holders for U.S. federal income tax purposes.

Tax Consequences of the Ownership and Disposition of NFT Limited Ordinary Shares to Non-U.S. Holders

Distributions

NFT Limited does not currently anticipate paying distributions on its ordinary shares. In the event that distributions are paid, however, such distributions will constitute dividends for U.S. tax purposes to the extent paid out of current or accumulated earnings and profits, as determined under U.S. federal income tax principles. To the extent that dividends paid on NFT Limited ordinary shares exceed current and accumulated earnings and profits, the distributions will be treated first as a tax-free return of tax basis on the NFT Limited ordinary shares, and to the extent that the amount of the distribution exceeds tax basis, the excess will be treated as capital gain.

Any dividends paid to a non-U.S. holder by NFT Limited are treated as income derived from sources within the United States and generally will be subject to U.S. federal income tax withholding at a rate of 30% of the gross amount of the dividends, or at a lower rate provided by an applicable income tax treaty if non-U.S. holders provide proper certification of eligibility for the lower rate (usually on IRS Form W-8BEN). Dividends received by a non-U.S. holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividend is attributable to a permanent establishment maintained by the non-U.S. holder in the U.S.) are exempt from such withholding tax, provided that applicable certification requirements are satisfied. In such case, however, non-U.S. holders will be subject to U.S. federal income tax on such dividends, net of certain deductions, at the rates applicable to U.S. persons. In addition, corporate non-U.S. holders may be subject to an additional branch profits tax equal to 30% or such lower rate as may be specified by an applicable tax treaty on dividends received that are effectively connected with the conduct of a trade or business in the United States.

If non-U.S. holders are eligible for a reduced rate of U.S. withholding tax pursuant to an applicable income tax treaty, such non-U.S. holders may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.

Sale or Other Disposition

Any gain realized upon the sale or other disposition of NFT Limited ordinary shares generally will not be subject to U.S. federal income tax unless:

•        the gain is effectively connected with the conduct of a trade or business in the United States, and, if an income tax treaty applies, is attributable to a permanent establishment maintained by such holder in the U.S.;

•        the holder is an individual who is present in the United States for 183 days or more in the taxable year of the disposition, and certain other conditions are met; or

•        NFT Limited is or has been a “U.S. real property holding corporation,” or USRPHC, for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period during which the holder has held NFT Limited ordinary shares.

Non-U.S. holders whose gain is described in the first bullet point above will be subject to U.S. federal income tax on the gain derived from the sale, net of certain deductions, at the rates applicable to U.S. persons, within the meaning of the Code. Corporate non-U.S. holders whose gain is described in the first bullet point above may also be subject to the branch profits tax described above at a 30% rate or lower rate provided by an applicable income tax treaty. Individual non-U.S. holders described in the second bullet point above will be subject to a flat 30% U.S. federal income tax rate on the gain derived from the sale, which may be offset by U.S.-source capital losses, even though such non-U.S. holders are not considered to be residents of the United States.

A corporation will be a USRPHC if the fair market value of its U.S. real property interests equals or exceeds 50 percent of the aggregate of its real property interests (U.S. and non-U.S.) and its assets used or held for use in a trade or business. Because we do not currently own significant U.S. real property, we believe, but our special United States counsel has not independently verified, that we are not currently and will not become a USRPHC. However, because the determination of whether we are a USRPHC depends on the fair market value of our U.S. real property relative to the fair market value of our other business assets, there can be no assurance that we will not become a USRPHC in the future. Even if we become a USRPHC, however, as long as our common stock is regularly traded on an established securities market, such common stock will be treated as U.S. real property interests only if you actually or constructively hold more than five percent of such regularly traded common stock at any time during the applicable period that is specified in the Internal Revenue Code.

Backup Withholding and Information Reporting

Payments of dividends or of proceeds on the disposition of stock made to a holder of NFT Limited ordinary shares may be subject to information reporting and backup withholding at a current rate of 28% unless such holder provides a correct taxpayer identification number on IRS Form W-9 (or other appropriate withholding form) or establishes an exemption from backup withholding, for example by properly certifying your non-U.S. status on a Form W-8BEN or another appropriate version of IRS Form W-8. Payments of dividends to holders must generally be reported annually to the IRS, along with the name and address of the holder and the amount of tax withheld, if any. A similar report is sent to the holder. Pursuant to applicable income tax treaties or other agreements, the IRS may make these reports available to tax authorities in the holder’s country of residence.

Backup withholding is not an additional tax; rather, the U.S. income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may generally be obtained from the IRS, provided that the required information is furnished to the IRS in a timely manner.

Recently Enacted Legislation Affecting Taxation of Our Common Stock Held by or Through Foreign Entities

Recently enacted legislation generally will impose a U.S. federal withholding tax of 30% on dividends and the gross proceeds of a disposition of our common stock paid after December 31, 2012 to a “foreign financial institution” (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners). The legislation also will generally impose a U.S. federal withholding tax of 30% on dividends and the gross proceeds of a disposition of our common stock paid after December 31, 2012 to a non-financial foreign entity unless such entity provides the withholding agent with a certification identifying the direct and indirect U.S. owners of the entity. Under certain circumstances, a non-U.S. holder might be eligible for refunds or credits of such taxes. Prospective investors are encouraged to consult with their own tax advisors regarding the possible implications of this legislation on their investment in our common stock.

Vote Required

Proposal No. 4 (the approval of the adoption of the Merger Agreement) will be approved if a majority of the total votes properly cast electronically or by proxy at the Meeting by the holders of ordinary shares vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the approval of the adoption of the merger agreement as described in this Proposal No. 4.

PROPOSAL NO. 5 — APPROVAL OF THE ADOPTION OF THE M&A

Proposed Memorandum and Articles of Association (“M&A”)

The Board of the Company approved, and directed that there be submitted to the shareholders of the Company for approval, the adoption of the Memorandum and Articles of Association of NFT Limited (the “M&A”) pursuant to which NFT Limited will be authorized to issue 450,000,000 Class A ordinary shares, par value US$0.0001 each (the “Class A Ordinary Shares”), 50,000,000 Class B ordinary shares, par value US$0.0001 each (the “Class B Ordinary Shares”)

Following the adoption of the M&A, each Class A Ordinary Share would be entitled to one (1) vote and each Class B Ordinary Share would be entitled to twenty (20) votes on all matters subject to vote at general meetings of the Company and with such other rights, preferences and privileges as set forth in the M&A.

Procedure for Implementing the adoption of the M&A

The M&A would become effective upon approval of our shareholders (the “Effective Time”)

Purpose of the Proposed M&A

The M&A sets out the rights attaching to the new Class A Ordinary Shares and Class B Ordinary Shares and will serve as the memorandum and articles of association of the Company following the proposed merger set forth in Proposal 4 above.

Vote Required

Proposal No. 5 (the approval of adoption of the M&A) will be approved if a majority of the total votes properly cast electronically or by proxy at the Meeting by the holders of ordinary shares vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the approval of the adoption of the M&A as described in this Proposal No. 5.

PROPOSAL NO. 6 — APPROVAL OF THE RECLASSIFICATION

Proposed Amendment of Share Capital

The Board of the Company approved, and directed that there be submitted to the shareholders of the Company for approval, an alteration to the share capital of the Company by the conversion of each of the Company’s issued and paid up share of Common Stock with a par value of $0.001 (the “Common Stock”) into one Class A Ordinary Share to be issued as fully paid in the name of each shareholder, for each share of Common Stock which was registered in the name of each shareholder prior to the application of this resolution (collectively, the “Reclassification”).

Potential Adverse Effects of the Reclassification

Future issuances of Class B Ordinary Shares could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current holders of Company’s common stock which will be converted into the Class A Ordinary Shares on a one-on-one ratio. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

Effectiveness of the Reclassification

If the proposed Reclassification is adopted, it will become effective upon the approval of the shareholders meeting. If the Merger Agreement and the Reclassification are approved by our shareholders, it is required for shareholders to surrender their existing stock certificates. The Company’s transfer agent will mail a letter of transmittal to the shareholders who hold physical stock certificates with detailed written instructions for exchanging the stock certificates of common stock for stock certificates of Class A Ordinary Shares.

Vote Required

Proposal No. 6 (the approval of the Reclassification) will be approved if a majority of the total votes properly cast electronically or by proxy at the Meeting by the holders of ordinary shares vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the approval of the Reclassification as described in this Proposal No. 6.

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Deadline for Submission of Shareholder Proposals for 2023 Annual Meeting of Shareholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2023 Annual Meeting of Shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at Office Q 11th Floor, Kings Wing Plaza 2, No. 1 Kwan Street, Sha Tin, New Territories, Hong Kong, Attention: Kuangtao Wang, Co-Chief Executive Officer, no later than [        ], 2023.

Notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 for the 2023 Annual Meeting of Shareholders will be considered untimely unless received by us no later than 45 days before the date on which we first sent our proxy materials for this year’s annual meeting.

If we are not notified of a shareholder proposal a reasonable time prior to the time we send our proxy statement for our 2023 annual meeting, then our Board will have discretionary authority to vote on the shareholder proposal, even though the shareholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a shareholder proposal was received by us, it is suggested that shareholder proposals be submitted by certified mail, return receipt requested, and be addressed to Takung Art Co., Ltd, Office Q 11th Floor, Kings Wing Plaza 2, No. 1 Kwan Street, Sha Tin, New Territories, Hong Kong, Attention: Kuangtao Wang, Co-Chief Executive Officer. Notwithstanding, the foregoing shall not affect any rights of shareholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any shareholder a right to have any nominee included in our proxy statement.

Director Attendance

The board of directors did not hold any meeting(s) in 2021. Each director standing for election in 2022 is expected to attend the annual meeting of shareholders telephonically, absent cause.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. Broadridge Investor Communication Solutions, Inc. has been engaged to assist in the proxy solicitation. We and Broadridge Investor Communication Solutions, Inc. entered into an engagement agreement with customary terms and conditions. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding shares in their names for others, or holding shares for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report

The Annual Report is being sent with this Proxy Statement to each shareholder and is available at www.proxyvote.com as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2021. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of our Annual Report are being delivered to multiple registered shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered shareholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact Broadridge Investor Communication Solutions, Inc., or by forwarding a written request addressed to Broadridge Investor Communication Solutions, Inc., 1 State St, 30th Floor, New York, NY 10004. Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy Statement will be sent. By contacting Broadridge Investor Communication Solutions, Inc., 5 Dakota Drive, Suite 300, Lake Success, NY 11042, registered shareholders sharing an address can also (i) notify the Company that the registered shareholders wish to receive separate annual reports to shareholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, In the future or (ii) request delivery of a single copy of annual reports to shareholders and proxy statements in the future if registered shareholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple shareholders who share an address). If your family has one or more “street name” accounts under which you beneficially own ordinary shares, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Such Report constitutes the Company’s Annual Report to its Shareholders for purposes of Rule 14a-3 under the Exchange Act. Such Report includes the Company’s audited financial statements for the 2021 fiscal year and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Shareholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Kuangtao Wang, our Co-Chief Executive Officer, at Office Q 11th Floor, Kings Wing Plaza 2, No. 1 Kwan Street, Sha Tin, New Territories, Hong Kong, or by telephone on 1 (332) 250-4207.